UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Capital World Bond Fund

A careful composition:
A closer look at the fund’s portfolio

[photo of two people with umbrellas standing in a tiered tea field in Chubu, a region on Japan's main island of Honshu]

Annual report for the year ended September 30, 2006

Capital World Bond Fund® seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006:

	1 year	5 years	10 years
Class A shares
Reflecting 3.75% maximum sales charge	-0.80%	+8.57%	+5.47%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 4.26%, which reflects a fee waiver (4.21% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 3.71%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.

About the cover: The photograph shows tiered tea fields in Chubu, a region on Japan’s main island of Honshu.

Fellow shareholders:

[photo of a two people with umbrellas standing in a tiered tea field in Chubu, a region on Japan's main island of Honshu]

Brisk economic growth and rising energy costs worldwide renewed inflation concerns during fiscal 2006, bumping up short-term interest rates and dampening bond prices. Conditions improved by mid-summer, however, amid signs that the rate of economic expansion in the United States had in fact begun to moderate. In many cases, currency movements also helped boost returns for U.S. investors.

Capital World Bond Fund’s attractive income stream largely offset the bond market volatility. Shareholders received quarterly dividends totaling 74.2 cents a share, including a special dividend of 10.2 cents a share paid in December. Those who reinvested dividends earned an income return of 3.91%; those who took them in cash earned an income return of 3.86%. In addition, the fund paid a capital gain of 22.0 cents a share in December.

For the 12 months ended September 30, 2006, the fund produced a total return of 3.0%, reflecting a slight decline in share value. Over the same period, the unmanaged Lehman Brothers Global Aggregate Bond Index, which has no expenses, returned 3.2%, while the Lipper Global Income Funds Index returned 3.6%.

United States
In its efforts to moderate the growth of the U.S. economy, the Federal Reserve continued to tighten credit through a good part of the reporting period. The federal funds rate (the rate at which banks lend to each other overnight) was notched up an additional six times through the end of June, to 5.25%; this brought to 17 the total number of increases since June 2004. As the rise in short-term rates pushed yields higher all along the maturity spectrum, longer term bonds were generally hit hardest. Bond prices dipped, with 10-year Treasury yields reaching 5.2% at the end of June. (As a bond’s yield rises, its price declines, and vice versa.)

By late summer, the situation changed markedly, as evidence of a cooling U.S. economy began to emerge. Oil prices, which had climbed as high as $77 a barrel this past July, fell to about $60 in September. At the same time, a drop in housing sales hurt residential construction, raising fears about a slowdown in consumer spending. With investors more confident that inflation could be held in check for the foreseeable future, bond prices bounced back smartly. By the close of the period, the yield on 10-year Treasuries had fallen back to 4.6%, while corporate bonds also posted attractive returns.

Europe
Bond markets in Europe generally trailed the U.S., as the pace of economic growth showed signs of quickening. Retail sales, manufacturing and services all improved during the year, resulting in both increased earnings and a healthier labor market. Business confidence in Germany, Europe’s largest economy, has been particularly high. Although inflation remains relatively tame among the euro-zone countries, the European Central Bank preemptively raised its key lending rate four times during the fiscal year, to 3.0%. Responding to the uncertainty, prices on longer term bonds declined sharply. Returns were better in the United Kingdom, where economic growth has moderated vis-à-vis the Continent.

[Begin Sidebar]
Results at a glance
Average annual total returns for periods ended September 30, 2006, with all distributions reinvested

	1 year	5 years	10 years	Lifetime[1]

Capital World Bond Fund	+3.0%	+9.4%	+5.9%	+7.5%

Lehman Brothers Global
Aggregate Bond Index[2]	+3.2	+6.9	+5.6	+7.4

Lipper Global Income
Funds Index	+3.6	+7.0	+5.3	—[3]

1Since August 4, 1987.
2This index did not exist until December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used. Market indexes are unmanaged and include reinvested dividends, but do not reflect sales charges, commissions or expenses.
3This index did not exist prior to December 30, 1988.
[End Sidebar]

In contrast to bond prices, European currencies strengthened during the year, with most of the movement occurring in late April. For the year, the euro gained 5.5% against the U.S. dollar, sterling rose 6.1% and Swedish krone 5.9%. These increases had a positive impact on the fund’s returns; nearly 30% of net assets are held in these three currencies.

Japan
With the Japanese economy on a decidedly upward trend, the Bank of Japan announced an end to its quantitative easing policy, which has effectively kept short-term rates at 0% for the past several years. Although the Bank has raised rates only once, bond yields rose in anticipation of more, with the 10-year government yield reaching 1.9%, its highest level in some years. We have relatively few investments in Japanese bonds, but hold a fairly large currency position in yen, which we believe is undervalued. That position hurt returns during the year, however, as the yen declined 3.8% against the dollar.

Developing markets
Developing market bonds, which have made significant contributions to the fund’s returns over the past several years, took a breather in late spring before recovering in the final quarter of the reporting period. Not all markets were equally affected, however. Among larger country concentrations in the fund, a number posted strong gains, including Mexico (+8.9%), Poland (+6.2%) and South Korea (+16.7%), although Turkey (-6.8%) declined.* Higher quality instruments, which account for about three-quarters of our developing market holdings, also held up well. Overall, developing market debt accounts for roughly 25% of net assets, and we continue to find attractive securities through our research. Recent additions include bonds from Thailand, Singapore, Egypt and Malaysia.

Managing the portfolio
With its broad mandate, Capital World Bond Fund has the flexibility to seek out opportunities wherever they may be, including taking advantage of currency movements. As mentioned earlier, our European currency exposures were a boon to the fund, as were our positions in South Korean won, Canadian dollars, Polish zlotys, Singapore dollars, Thai baht and Israeli shekels. On the downside, yen, Turkish lire and Mexican pesos weakened during the year; in the case of Mexico, however, the currency decline was handily overcome by a strong increase in bond prices.

Among sectors, corporate debt generally stood out. High-yield bonds recorded the strongest gains, thanks to lower default rates and a healthy earnings picture. As of September 30, 21.2% of net assets were invested in global corporate bonds; lower rated corporate bonds accounted for about 5% of net assets. (You can find a detailed sector breakdown on page 10 of this report.)

Looking ahead
Recent indicators suggest that the Fed’s tightening cycle may have achieved its desired effect of sustaining economic growth while keeping inflation from accelerating. Although U.S. consumers may pull back on their spending, falling energy prices may rekindle demand, possibly cushioning the effects of the housing slump. Whether a delicate balance can be maintained — and how global economies will respond — is not yet clear.

While these issues certainly have an impact for investors, other factors weigh more heavily over longer, more meaningful periods. Diversification is particularly important. It protects shareholders from the full brunt of market declines while allowing them to participate in a broad array of opportunities. Supported by experienced investment professionals and careful credit research, Capital World Bond Fund blends more than 350 bonds — denominated in 23 currencies and from 50 countries — to meet its total return objective. To learn more about how we achieve that diversification, we invite you to read the feature article, “A careful composition,” beginning on page 4.

As always, we thank you for your continued trust and support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell

Mark H. Dalzell
President and Principal Executive Officer

November 8, 2006

For current information about the fund, visit americanfunds.com.

*Country returns are expressed in U.S. dollars and assume reinvestment of distributions. Results for Mexico, Poland and South Korea are based on the Lehman Brothers Global Aggregate Bond Index; those for Turkey are based on the JP Morgan Government Bond Index-Emerging Markets (GBI-EM).

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1  Thus, the net amount invested was $9,625.2

Year ended September 30	Capital World Bond Fund[3]	Citigroup World Government Bond Index[3]	Consumer Price Index (inflation)[5]	Lehman Brothers Global Aggregate Bond Index[3,4]

8/4/87	$9,625	$10,000	$10,000	$10,000
*1987	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,257
1993	17,332	19,187	12,750	18,742
1994	17,225	19,535	13,128	18,714
1995	20,343	22,696	13,462	21,668
1996	21,903	23,649	13,866	22,910
1997	22,863	24,219	14,165	24,152
1998	24,330	27,023	14,376	27,260
1999	24,252	27,152	14,754	26,848
2000	23,308	26,093	15,264	26,266
2001	24,748	27,831	15,668	28,359
2002	26,967	30,744	15,905	31,019
2003	32,721	35,167	16,274	34,899
2004	35,325	37,629	16,687	37,173
2005	37,635	38,766	17,469	38,360
2006	38,783	39,632	17,830	39,593

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 4.75% prior to January 10, 2000.
3 With dividends and capital gains reinvested or interest compounded.
4 Lehman Brothers Global Aggregate Bond Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6 For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

 The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.
 Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended 9/30/06)*

	1 year	5 years	10 years

Class A shares	-0.80%	+8.57%	+5.47%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

A careful composition:
A closer look at the fund’s portfolio

Capital World Bond Fund’s diversified portfolio is the product of thoughtfully considered decisions by the portfolio counselors and analysts who manage assets in the fund. Although each has a unique investment style or point of view — generalists who select from an array of securities or specialists who focus on a sector, industry or region — all of them pursue a common objective: to maximize the fund’s long-term total return, consistent with prudent management. Each component is equally important in their investment selections:

• Long-term, because the benefits of their investment decisions are often realized over a period of time.
• Total return, because the fund seeks income, opportunities for capital appreciation and gains from currency investments.
• Prudent management, because each investment’s return potential is carefully weighed against its inherent risks.

[photo of hedge cut in a decorative manner]
[Begin Photo Caption]
[photo of Mark Dalzell]
[photo of Thomas Hogh]
from left:
Mark Dalzell, Los Angeles
Thomas Hogh, London
[End Photo Caption]

On the following pages, the five portfolio counselors and several of the investment analysts who manage assets in the fund’s portfolio share their thoughts about the outlook for the economy and global bond markets, what sectors they currently find attractive and how they try to create value for shareholders. (Years of experience as of December 2006.)

Mark Dalzell

Portfolio counselor
29 years of investment experience
Mark Dalzell’s portfolio reflects the flexibility the fund offers its managers. His holdings include government and corporate securities, higher and lower quality bonds, and those of developed and emerging markets.

Japan has long been a part of Mark’s holdings. “The corporate bonds issued by Japanese banks have performed well in the fund, but our major emphasis in Japan over the years has been government bonds and the currency.”

Mark believes the currency is the bigger story. “The yen is becoming the most undervalued of the major traded Asian currencies,” he says, “and we have used hedging to increase the fund’s exposure to about 16%. But this raises a challenge. The yen has yet to appreciate, and Japanese bond yields are low. In response, we have been diversifying into higher yielding, mostly investment-grade Asian bond markets with good economic fundamentals.” Like Japan, these Asian countries have strong ties to China’s economy. “If the Chinese yuan were to appreciate,” says Mark, “that would be a signal for other Asian countries — most of which have large current account [trade] surpluses — to follow suit.” Several Asian currencies have already appreciated sharply against the dollar, and their bond markets have also done well.

Thomas Hogh

Portfolio counselor
20 years of investment experience
Thomas Hogh sees slower global economic growth and, as a result, is positive about the bond market. “I expect to see a global bond rally, triggered by weaker U.S. consumer spending,” Thomas explains. As part of our U.S. duration strategy team, Thomas examines consumer spending and industrial activity to gauge the likely direction of interest rates. “The U.S. economy may retrench a bit because consumers have become more sensitive to interest rates as debt levels have risen substantially relative to income,” he says. “We are seeing a slowdown in the housing and auto sectors already. If this weakness spreads throughout the economy, it might be difficult to finance the current account deficit, and the U.S. dollar could weaken as a result.”

Another area of interest for Thomas right now is Sweden, where the new government aims to privatize state-owned companies, paving the way for tax cuts and stimulating the Swedish economy. “The economy is already growing quickly, with employment growing at 2%, and they have a current account surplus of 6% to 7%,” Thomas notes. “Swedish bonds were already attractively priced, but they are even more attractive now with an undervalued currency and an outlook for reform, lower taxes and strong growth under the new government.”

[Begin Photo Caption]
[photo of Jim Mulally]
[photo of Rob Neithart]
[photo of Susan Tolson]
from left:
Jim Mulally, Los Angeles
Rob Neithart, Los Angeles
Susan Tolson, Los Angeles
[End Photo Caption]

Jim Mulally

Portfolio counselor
30 years of investment experience
Jim Mulally has been a portfolio counselor for Capital World Bond Fund since its inception in 1987. His portion of the portfolio typically includes higher quality corporate, government and mortgage-backed securities from developed markets.

His current holdings in the United States reflect his views about interest rates. “At this point, I’ve shifted many of my holdings away from Europe and into the U.S.,” he says, “but that may change in 2007. I’ve added to my mortgage-backed holdings this year. I believe the Fed has accomplished its objectives in raising short-term rates, so things will be stable for a while. The European Central Bank, on the other hand, may not yet be done raising rates.” His holdings include traditional mortgage-backed securities, such as those issued by the Federal National Mortgage Association. More importantly, he also owns more specialized mortgage securities, such as pools of adjustable-rate mortgages and those backed by mortgages on commercial properties.

Jim points out that, while the fund’s portfolio has expanded into new markets, its basic role for investors hasn’t changed: “Given its global nature, the fund provides a lot of diversification and allows us to take advantage of the entire spectrum of research and analysis we do at Capital.”

Rob Neithart

Portfolio counselor
19 years of investment experience
Rob Neithart’s diverse portfolio illustrates an increasing seamlessness between traditional global bond and emerging markets bond investing. In fact, he believes that the “emerging markets” label can be misleading: “It suggests that all assets belong to one class of risk, but there are really several components. Indeed, many emerging-markets countries are issuers of high-quality bonds.” Their return potential may be more modest than their higher risk counterparts, he explains, but they offer distinct advantages. For example, South Korea, Singapore and Thailand provide exposure to Asian currencies and markets, but with better growth potential than a more established market such as Japan, where government bonds offer low yields.

Many of our investment-grade holdings held up well during the volatility in emerging markets this past year. As Rob explains, “The days of contagion among emerging markets have subsided as markets have matured. In September, the market treated the political coup in Thailand as an insignificant event. Just a few years back, an isolated event might have triggered a chain reaction throughout the markets. This is a growing universe, and we have the capacity, through our experience and research, to be in front of trends rather than chasing them.”

Susan Tolson

Portfolio counselor
18 years of investment experience
Susan Tolson is the fund’s sole portfolio counselor who specializes in high-yield corporate bonds. “High-yield bonds have performed well in 2006, driven by the good fundamental backdrop of decent economic growth, strong corporate profit growth and very low default rates,” says Susan. “Looking ahead, with valuations at historically tight levels, there’s very little room for error — which makes specific bond selection paramount and highlights the value of our in-depth research.”

Currently around 10%, Capital World Bond Fund can invest up to 25% of its assets in high-yield bonds. This flexibility has allowed the fund to invest in certain securities in anticipation of an upgrade or a shift in how the company is perceived by investors.

Charter Communications is an example of a company whose bonds have shown great volatility relative to the overall market. Despite its high leverage and complicated corporate and capital structure, which made Charter unpopular with many investors, it has been a long-term holding for the fund and a source of healthy returns over time. “Doing the nitty-gritty research analysis gave us knowledge about which Charter securities made the most investment sense, and confidence to hold them during a difficult period,” says Susan.

[Begin Photo Caption]
[photo of Kevin Adams]
[photo of Ellen Carr]
from left:
Kevin Adams, London
Ellen Carr, Los Angeles
[End Photo Caption]

Kevin Adams

Global inflation-linked securities analyst
21 years of investment experience
Kevin Adams joined Capital World Bond Fund in 2000, introducing inflation-linked securities to the portfolio. These bonds are issued by governments or corporations as a way of hedging against inflation. When the Consumer Price Index (a common measure of inflation) goes up, inflation-linked securities generate more income, and vice versa. “Because of the nature of these bonds,” says Kevin, “we can take a long-term structural view — on U.S. inflation pressures, for example — but we can also take advantage of some short-term tactical opportunities, such as changes in spot energy prices.”

Only a few countries issue inflation-linked bonds. In recent months, Kevin has scaled back on U.S. Treasury Inflation-Protected Securities, or TIPS, as energy prices (which have a direct influence on inflation) have come down. He has a low weighting in Europe as well at the moment, because, as he notes, “the market in Europe tends to follow U.S. trends.” Kevin’s holdings in Argentina, meanwhile, represent a different reason to own this unique type of security. There, he seeks to benefit from a gradual but steep decline in interest rates rather than an increase in inflation. “A benefit of this fund is that we can look around the globe and take advantage of the best opportunities we can find,” says Kevin.

Ellen Carr

Retailing and real estate analyst
9 years of investment experience
Ellen Carr follows retail and real estate companies in the United States and Europe. Her holdings are currently heavily weighted in the real estate sector and are limited to investment-grade ratings. “Real estate investment trusts (REITs) have stable cash flows and covenant protection to prevent leveraged buyouts from affecting their bonds,” says Ellen. In the retail sector, she pays close attention to whether a company may be a target, since a buyout could lead to a sudden downgrade (or upgrade) in the target company’s bonds. She keeps a close eye on corporate balance sheets and looks across countries and currencies for the best values.

“We’re able to pick a company’s best issues looking at a broad universe,” Ellen explains. One example is Westfield, a global developer that currently operates 120 retail shopping malls in the United States, Australia and the U.K. “Initially,” says Ellen, “Westfield issued bonds denominated in U.S. dollars, which we liked, at valuations that were cheap compared to U.S. peers. Now, we also own euro- and sterling-denominated Westfield issues. We often trade among the different classes of Westfield debt to capture the best relative value. In Australia, the company’s shareholder base values an A rating. In contrast, most U.S.-based REITs are comfortable being triple-B rated.”

[Begin Sidebar]
A decade of diversification:
1996 to 2006
Capital World Bond Fund’s portfolio currency weightings (after hedging) at fiscal year-end

	1996	2006

The Americas	51.9%	39.5%
United States	43.5	34.6
Mexico	0.1	1.9
Canada	8.3	1.2
Argentina	—	0.9
Colombia	—	0.5
Brazil	—	0.4

Europe	28.6%	34.6%
European Monetary
Union	21.3*	22.1
Sweden	1.7	4.2
United Kingdom	3.7	3.4
Poland	0.1	1.8
Turkey	—	1.8
Denmark	1.8	0.7
Switzerland	0.0	0.4
Hungary	—	0.2

Asia/Pacific Basin	19.5%	23.4%
Japan	10.7	16.4
Singapore	—	2.3
South Korea	—	2.1
Thailand	—	1.6
Indonesia	—	0.5
Malaysia	—	0.5
Australia	4.2	0.0
New Zealand	4.6	—

Other	—	2.5%
Israel	—	1.9
Egypt	—	0.6

*European Monetary Union did not exist in 1996. This figure reflects holdings in currencies of countries that are now part of the Union: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
[End Sidebar]

[Begin Sidebar]
[illustration: elliptical sphere]

TOP-DOWN ANALYSIS pointing to BOTTOM-UP ANALYSIS pointing to TOP-DOWN ANALYSIS on the outer rim of the sphere

CAPITAL WORLD BOND FUND PORTFOLIO in the middle of the sphere with TOP-DOWN ANALYSIS and BOTTOM-UP ANALYSIS pointing to the fund
[end illustration]

Top down, bottom up
Capital World Bond Fund’s portfolio counselors rely on both top-down and bottom-up analysis to build the fund’s portfolio. Top-down analysis focuses on the big picture — such as economic factors and interest rates — while bottom-up begins with fundamental analysis of individual securities and bond issuers.
[End Sidebar]

[Begin Photo Caption]
[photo of Vantil Charles]
[photo of Kirstie Spence]
[photo of Nicholas Whyatt]
from left:
Vantil Charles, London,
Kirstie Spence, London
Nicholas Whyatt, London
[End Photo Caption]

Vantil Charles

Global auto and utilities analyst
18 years of investment experience
Vantil Charles is a specialist who takes a generalist’s approach. As an analyst covering auto and utility companies, he draws on two decades of credit analysis experience in a banking environment. His broad experience is useful in formulating and synthesizing views on two very different industries. He moves opportunistically between the more volatile auto industry and the more benign utility sector, looking for pockets of value before they become apparent to the overall market.

Vantil purchased euro-denominated bonds issued by General Motors at a time when the market was pricing in the risk of a potential bankruptcy. “This is where credit risk analysis becomes vitally important,” Vantil says. “Their bonds dropped deep into high-yield territory, and there was great opportunity to invest. I held euro-denominated GM bonds, because Europeans can react differently to news about a U.S.-based company. Also, many European institutional investors were unable to hold these bonds after they were downgraded. This added to the inefficiencies in the market.” The fund’s GM holdings were a strong contributor to the fund’s results this year.

Kirstie Spence

Emerging markets and
telecommunications analyst
11 years of investment experience
Kirstie Spence believes one of the fund’s advantages is its ability to stay on the cutting edge. “Our research has helped us spot opportunities in newer markets such as the Middle East. One example is Egypt, which is entering a new phase of reform,” says Kirstie. “Egypt is still evolving in a capital markets sense and, given its location, it is very sensitive to geopolitical developments. We invested only when we felt fairly compensated for the risk. Our dedicated traders helped us participate in their bond auctions at the primary level. Many investors simply don’t enjoy this level of access.”

Representing a more substantial part of Kirstie’s portfolio are telecommuncations companies. “My largest holding is Telecom Italia, where I look for relative value across currencies and own both euro and dollar issues. In Asia,” she adds, “telecoms are faced with the same issues dogging the European companies — competition, deregulation and potential consolidation — yet they generally represent better value since they are less well-known to investors. Singapore Telecom is a strongly A-rated company, and while their bonds aren’t particularly cheap relative to their peers, they offer a prudently managed balance sheet, a good mix of assets and a decent risk-reward tradeoff.” Kirstie’s Singapore Telecom bond holdings are denominated in U.S. dollars.

Nicholas Whyatt

European bank and capital goods analyst
9 years of investment experience
Nicholas Whyatt’s analysis of “hybrid” securities represents another relatively new development for the fund. Hybrid securities are bonds that offer both debt and equity characteristics. Since bond rating agencies adopted more favorable equity treatment for these securities in 2005, there has been a sharp increase in hybrid issuance across financial and nonfinancial sectors. Their structure is beneficial for the financial sector because hybrids allow banks to issue debt without a detrimental impact on their bond ratings and without the dilution of shareholders’ equity. Hybrid investors also benefit from higher yields versus similarly rated corporate bonds.

“Nonetheless,” explains Nicholas, “we must be cautious given the equity-like nature of this asset class. We bought some hybrids at compelling valuations when they were first issued, and they’ve done well. But if bank or broader market fundamentals falter, these types of bonds are highly volatile.” Nicholas relies on his knowledge of European banks to find cross-currency opportunities. “For example, Barclays has an innovative funding strategy and pioneered ‘non-step’ hybrid structures (which pay a fixed rate of interest) in Europe,” notes Nicholas. “When they issued a similar offering in the U.S., we used our knowledge of the euro structure and pricing to identify value in the dollar market.”

[Begin Sidebar]

[photo of rows of small trees in a field]

A careful composition

Capital World Bond Fund is managed by five portfolio counselors and a group of investment analysts. Each portfolio counselor independently manages a portion of the fund’s assets (subject to the fund’s objectives and overall guidelines), while the analysts collectively manage another segment and provide in-depth research. These analysts invest in securities within the industries or regions they follow, bringing to bear their specialized expertise on the fund’s results. They also work closely with equity analysts at American Funds, adding yet another perspective. This balanced blend of differing investment approaches and styles has tended to deliver consistent results over longer time periods.
[End Sidebar]

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Portfolio summary
Percent of net assets as of September 30, 2006

[begin pie chart]
Non-U.S. government/agency securities	51.2%
Non-U.S. corporate bonds & notes	14.3%
U.S. Treasury bonds & notes	12.5%
U.S. corporate bonds & notes	6.9%
Mortgage- and asset-backed obligations	6.5%
U.S. government agency bonds & notes	1.3%
Other securities	2.5%
Short-term securities & other assets less liabilities	4.8%
[end pie chart]

Capital World Bond Fund net assets
as of September 30, 2006

	Before	After
	currency	currency
	hedging	hedging

United States	40.6%	34.6%
Europe	38.2	34.6
Asia/Pacific Basin	13.9	23.4
Other†	7.3	7.4

†Israel, Mexico, Canada, Argentina, Egypt, Colombia, Brazil.

Expense ratios
as of September 30, 2006

Capital World Bond Fund (Class A shares)	0.91	% *
Lipper Global Income Funds Average
(front-end load funds only)	1.17

*CRMC is currently waiving 10% of investment advisory services fees. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights table on pages 23 to 24 for details.

Net assets and portfolio turnover

	Fund net assets	Portfolio
Fiscal year	(millions)	turnover

2006	$3,426	91%
2005	2,825	72
2004	1,635	79
2003	1,037	83
2002	577	48

Where the fund’s assets are invested …
… and how those markets have done over the past year
as of September 30, 2006

	Capital World Bond Fund		Bond market total returns[1]
			12 months endedSeptember 30, 2006

Country	Currency weighting (after hedging	)	In local currency	In U.S. dollars

United States[2]	34.6%		3.7%	3.7%
European Monetary Union[3]	22.1		-0.1	4.9
Japan	16.4[4]		0.2	-3.8
Sweden	4.2		0.4	5.9
United Kingdom	3.4		3.5	9.3
Singapore	2.3		1.3	8.0
South Korea	2.1		5.9	16.7
Israel	1.9		—[5]	—[5]
Mexico	1.9		10.9	8.9
Poland	1.8		2.3	6.2
Turkey	1.8		4.8[6]	-6.8[6]
Thailand	1.6		5.6	15.4
Canada	1.2		4.2	8.4
Argentina	0.9		—[5]	—[5]
Denmark	0.7		0.0	5.1
Egypt	0.6		—[5]	—[5]
Indonesia	0.5		37.4[6]	53.3[6]
Colombia	0.5		2.4[6]	-2.1[6]
Malaysia	0.5		2.9[7]	5.5[7]
Switzerland	0.4		-1.3	1.5
Brazil	0.4		19.8[6]	23.7[6]
Hungary	0.2		-0.2	-3.5
Australia	0.0		4.7	2.2

1 Source: Lehman Brothers Global Aggregate Bond Index; Switzerland: Citigroup World Government Bond Index.
2 Includes U.S. dollar-denominated bonds of other countries, totaling 14.8%.
3 Euro-denominated bonds including corporate and European government debt. European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
4 Japanese bonds (before currency hedging) account for 6.2% of the fund’s net assets.
5 This market is not included in the Lehman Brothers Global Aggregate Bond Index, the JP Morgan GBI-EM Index or the Citigroup World Government Bond Index.
6 Source: JP Morgan GBI-EM Index.
7 Return since 1/1/06, when Malaysia became part of the index.

Summary investment portfolio, September 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 92.73%	(000)	(000)	assets

Euros - 23.38%
German Government:
5.25% 2011	€ 29,525	$39,827
5.00% 2012	25,800	34,996
4.50% 2013	69,000	91,664
4.25% 2014	28,000	36,886
6.25% 2024	39,300	64,590
3.75%-6.25% 2008-2037	56,175	77,567	10.09
French Government O.A.T.:
4.75% 2035	18,025	26,029
0%-5.50% 2009-2055 (1)	32,350	38,505	1.88
Spanish Government 3.25%-6.15% 2006-2013	27,470	36,148	1.06
Belgium (Kingdom of) 4.25% 2014	20,520	27,029.79
Bayerische Vereinsbank 5.50% 2008 (2)	750	973
Bayerische Hypo- und Vereinsbank AG 6.00%-6.625% 2010-2014	8,380	11,683
UniCredito Italiano SpA 3.95%-5.00% 2011-2016 (3)	3,955	4,798.51
Aries Vermögensverwaltungs GmbH, Series B, 7.75% 2009	1,500	2,119.06
Other securities		308,108	8.99
		800,922	23.38

Japanese yen - 6.17%
Japanese Government:
0.50% 2007	¥ 2,364,150	20,043
0.90% 2008	5,623,500	47,866
1.80% 2010	5,355,000	46,750
1.50% 2014	7,270,000	61,581
0.50%-2.30% 2011-2035	3,940,800	32,363	6.09
Other securities		2,840.08
		211,443	6.17

British pounds - 4.81%
United Kingdom:
5.00% 2012	£ 9,500	18,069
5.00% 2014	9,700	18,662
4.75% 2015	13,185	25,038
4.00%-8.00% 2006-2055 (1)	26,829	52,718	3.34
Other securities		50,394	1.47
		164,881	4.81

Swedish kronor - 4.19%
Swedish Government:
5.00% 2009	SKr 142,830	20,182
5.25% 2011	393,250	57,409
6.75% 2014	326,925	53,839
5.00%-8.00% 2007-2020	19,800	2,929	3.92
Other securities		9,045.27
		143,404	4.19

South Korean won - 2.42%
Korean Government:
4.50% 2008	KRW 19,885,000	20,976
4.25% 2014	42,815,000	43,895
5.00%-5.25% 2011-2015	16,535,590	17,975	2.42
		82,846	2.42

Singapore dollars - 2.27%
Singapore (Republic of):
3.125% 2011	S$ 67,685	42,791
3.75% 2016	53,310	35,029	2.27
		77,820	2.27

Mexican pesos - 1.91%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 232,000	22,702
Series M20, 10.00% 2024	270,000	28,032
8.00%-10.50% 2011-2023	166,598	14,704	1.91
		65,438	1.91

Israeli shekels - 1.85%
Israeli Government 7.50% 2014	ILS 254,545	63,413	1.85

Polish zloty - 1.83%
Polish Government:
5.75% 2010	PLN 67,150	21,742
6.00% 2010	60,500	19,786
4.25%-6.25% 2011-2015	66,290	21,341	1.83
		62,869	1.83

New Turkish lire - 1.81%
Turkey (Republic of):
20.00% 2007	TRY 37,648	24,751
15.00% 2010	49,452	28,417
Treasury Bill 0% 2007	15,497	8,957	1.81
		62,125	1.81

Thail baht - 1.61%
Thai Government:
4.125% 2009	THB 725,415	18,841
5.00% 2014	737,890	19,589
3.875%-5.40% 2008-2016	625,000	16,710	1.61
		55,140	1.61

Canadian dollars - 1.06%
Canadian Government:
5.25% 2012	C$ 19,000	18,145
5.50%-7.25% 2007-2029	17,005	16,386	1.01
Other securities		1,672.05
		36,203	1.06

Argentine pesos - 0.87%
Argentina (Republic of):
7.255% 2033 (1) (2) (4)	ARS 61,809	18,459
0%-0.797% 2035-2038 (1) (2)	175,818	11,209.87
		29,668.87

Danish kroner - 0.73%
Nykredit 4.00% 2035 (2)	DKr 157,547	25,081.73

U.S. dollars - 34.71%
U.S. Treasury:
3.125% 2007	$18,810	18,595
6.25% 2007	16,990	17,063
4.50% 2011	15,780	15,723
4.875% 2011 (5)	25,214	25,510
3.875% 2013 (5)	58,250	55,956
4.25% 2014 (5)	31,000	30,254
8.50% 2020 (5)	27,625	37,656
6.50% 2026 (5)	24,350	29,505
4.50% 2036 (5)	86,330	82,742
0%-8.875% 2007-2032 (1) (5)	118,189	116,046	12.52
Fannie Mae:
2.625% 2006	24,380	24,298
0%-10.28% 2012-2036 (2) (3)	29,253	26,992	1.50
Aries Vermögensverwaltungs GmbH:
Series C, 9.60% 2014	28,000	36,260
9.60% 2014 (6)	4,000	5,180	1.21
Freddie Mac 0%-6.00% 2033-2036 (2) (3)	39,174	36,631	1.07
Government National Mortgage Assn. 5.50% 2036 (2)	21,741	21,529.63
Russian Federation 5.00%/7.50% 2030 (2) (7)	17,690	19,758.57
HVB Funding Trust I 8.741% 2031 (6)	5,350	6,720
UniCredito Italiano Capital Trust II 9.20% (undated) (6)	4,000	4,522.33
Argentina (Republic of) 0%-4.193% 2012-2035 (2) (3)	37,800	9,531.28
United Mexican States Government Global 7.50%-11.375% 2016-2033	2,660	3,419.10
Other securities		565,442	16.50
		1,189,332	34.71

Other currencies - 3.11%
Other securities		106,764	3.11

Total bonds & notes (cost: $3,095,887,000)		3,177,349	92.73

		Market	Percent
		value	of net
Warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		-*	.00

Total warrants (cost: $52,000)		-*	.00

		Market	Percent
		value	of net
Preferred securities - 2.51%	Shares	(000)	assets

Euros - 1.28%
HVB Funding Trust VIII 7.055% (3)	4,360,000	6,221.18
Other securities		37,500	1.10
		43,721	1.28

U.S. dollars - 1.10%
Other securities		37,832	1.10

British pounds - 0.13%
Other securities		4,264.13

Total preferred stocks (cost: $85,294,000)		85,817	2.51

		Market	Percent
		value	of net
Common stocks - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		47.00

Total common stocks (cost: $204,000)		47.00

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 3.75%	(000)	(000)	assets

UBS Finance (Delaware) LLC 5.34% due 10/2/2006	$26,100	$26,089.76
CBA (Delaware) Finance Inc. 5.24% due 10/11/2006	20,000	19,968.58
Amsterdam Funding Corp. 5.26% due 10/5/2006 (6)	18,600	18,586.54
Dexia Delaware LLC 5.23% due 10/3/2006	15,300	15,293.45
Other securities		48,571	1.42

Total short-term securities (cost: $128,505,000)		128,507	3.75

Total investment securities (cost: $3,309,942,000)		3,391,720	98.99
Other assets less liabilities		34,582	1.01

Net assets		$3,426,302	100.00%

*Amount less than one thousand.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $273,189,000, which represented 7.97% of the net assets of the fund.

(7) Step bond; coupon rate will increase at a later date.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $3,309,942)		$3,391,720
Cash denominated in non-U.S. currencies
(cost: $3,695)		3,645
Cash		1,546
Receivables for:
Sales of investments	$44,632
Sales of fund's shares	14,885
Open forward currency contracts	2,556
Closed forward currency contracts	124
Dividends and interest	58,138	120,335
		3,517,246
Liabilities:
Payables for:
Purchases of investments	71,923
Repurchases of fund's shares	3,744
Open forward currency contracts	9,637
Closed forward currency contracts	2,102
Investment advisory services	1,291
Services provided by affiliates	1,249
Deferred directors' compensation	98
Other fees and expenses	900	90,944
Net assets at September 30, 2006		$3,426,302

Net assets consist of:
Capital paid in on shares of capital stock		$3,340,276
Undistributed net investment income		13,942
Accumulated net realized loss		(2,835)
Net unrealized appreciation		74,919
Net assets at September 30, 2006		$3,426,302

Total authorized capital stock - 400,000 shares, $.001 par value (181,360 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(*)

Class A	$2,245,569	118,641	$18.93
Class B	119,304	6,348	18.79
Class C	242,767	12,973	18.71
Class F	554,598	29,428	18.85
Class 529-A	57,450	3,029	18.97
Class 529-B	7,746	411	18.84
Class 529-C	26,685	1,417	18.83
Class 529-E	3,328	176	18.88
Class 529-F	4,562	241	18.90
Class R-1	3,497	186	18.82
Class R-2	40,804	2,170	18.81
Class R-3	40,627	2,150	18.90
Class R-4	17,186	908	18.92
Class R-5	62,179	3,282	18.95
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $19.67 and $19.71, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)
Investment income:
Income:
Interest (net of non-U.S. taxes of $1,419)		$155,864

Fees and expenses(*):
Investment advisory services	$15,917
Distribution services	10,303
Transfer agent services	2,687
Administrative services	1,573
Reports to shareholders	230
Registration statement and prospectus	333
Postage, stationery and supplies	375
Directors' compensation	41
Auditing and legal	89
Custodian	979
State and local taxes	46
Other	42
Total fees and expenses before reimbursements/waivers	32,615
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,592
Administrative services	146
Total fees and expenses after reimbursements/waivers		30,877
Net investment income		124,987

Net realized loss and unrealized
appreciation on investments
and non-U.S. currency:
Net realized loss on:
Investments	(5,415)
Non-U.S. currency transactions	(38,915)	(44,330)
Net unrealized appreciation (depreciation) on:
Investments	17,114
Non-U.S. currency translations	(3,027)	14,087
Net realized loss and
unrealized appreciation
on investments and non-U.S. currency		(30,243)
Net increase in net assets resulting
from operations		$94,744

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$124,987	$84,772
Net realized (loss) gain on investments and
non-U.S. currency transactions	(44,330)	67,469
Net unrealized appreciation (depreciation)
on investments and non-U.S. currency translations	14,087	(51,060)
Net increase in net assets
resulting from operations	94,744	101,181

Dividends and distributions paid to shareholders:
Dividends from net investment income	(113,331)	(85,943)
Distributions from net realized gain on investments	(33,120)	(9,745)
Total dividends and distributions paid
to shareholders	(146,451)	(95,688)

Capital share transactions	652,665	1,184,835

Total increase in net assets	600,958	1,190,328

Net assets:
Beginning of year	2,825,344	1,635,016
End of year (including undistributed
net investment income: $13,942 and $46,567, respectively)	$3,426,302	$2,825,344

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions - The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized and unrealized gains were $435,000. For the year ended September 30, 2006, there were no non-U.S. taxes based on realized and unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2006, the fund reclassified $44,255,000 from undistributed net investment income to accumulated net realized loss (primarily due to currency); and reclassified $26,000 from undistributed net investment income and $73,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$9,466
Post-October capital loss deferrals (realized during the period November 1, 2005, through September 30, 2006)*	<706>
Gross unrealized appreciation on investment securities	102,212
Gross unrealized depreciation on investment securities	<24,282>
Net unrealized appreciation on investment securities	77,930
Cost of investment securities	3,313,790
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$83,907	$16,100	$100,007	$62,099	$5,693	$67,792
Class B	3,947	939	4,886	3,290	374	3,664
Class C	7,392	1,742	9,134	5,306	570	5,876
Class F	18,434	3,428	21,862	10,959	957	11,916
Class 529-A	1,877	353	2,230	1,137	102	1,239
Class 529-B	235	57	292	174	21	195
Class 529-C	735	173	908	463	52	515
Class 529-E	105	21	126	63	6	69
Class 529-F	155	28	183	88	8	96
Class R-1	91	20	111	56	6	62
Class R-2	1,092	242	1,334	548	55	603
Class R-3	1,375	256	1,631	1,109	154	1,263
Class R-4	597	122	719	256	20	276
Class R-5	2,573	455	3,028	1,954	168	2,122
Total	$122,515	$23,936	$146,451	$87,502	$8,186	$95,688

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on an annual rate of 0.570% on the first $1 billion of daily net assets and 0.500% on such assets in excess of $1 billion. The board of directors approved an amended agreement effective November 1, 2005, continuing the series of rates to include an additional annual rate of 0.450% on daily net assets in excess of $3 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $1,592,000. As a result, the fee shown on the accompanying financial statements of $15,917,000, which was equivalent to an annualized rate of 0.521%, was reduced to $14,325,000, or 0.469% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans.  All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $2,000 and $144,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$4,957	$2,525	Not applicable	Not applicable	Not applicable
Class B	1,137	162	Not applicable	Not applicable	Not applicable
Class C	2,177	Included in administrative services	$327	$73	Not applicable
Class F	1,146		411	100	Not applicable
Class 529-A	82		49	11	$48
Class 529-B	71		7	5	7
Class 529-C	228		24	12	23
Class 529-E	14		3	1	3
Class 529-F	-		4	1	3
Class R-1	27		3	3	Not applicable
Class R-2	252		50	234	Not applicable
Class R-3	176		51	35	Not applicable
Class R-4	36		21	3	Not applicable
Class R-5	Not applicable		58	3	Not applicable
Total	$10,303	$2,687	$1,008	$481	$84

Deferred directors’compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $41,000, shown on the accompanying financial statements, includes $29,000 in current fees (either paid in cash or deferred) and a net increase of $12,000 in the value of the deferred amounts.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$743,379	39,755	$90,699	4,897	$(459,866)	(24,620)	$374,212	20,032
Class B	29,025	1,561	4,385	238	(23,017)	(1,239)	10,393	560
Class C	96,865	5,234	8,204	447	(62,384)	(3,374)	42,685	2,307
Class F	284,366	15,281	18,473	1,002	(130,069)	(6,997)	172,770	9,286
Class 529-A	22,520	1,203	2,229	120	(5,304)	(283)	19,445	1,040
Class 529-B	1,946	104	292	16	(926)	(50)	1,312	70
Class 529-C	10,444	561	907	49	(3,712)	(200)	7,639	410
Class 529-E	1,329	71	126	7	(476)	(26)	979	52
Class 529-F	1,847	99	183	10	(481)	(26)	1,549	83
Class R-1	2,400	129	111	6	(1,292)	(70)	1,219	65
Class R-2	23,340	1,255	1,331	72	(9,680)	(521)	14,991	806
Class R-3	25,926	1,389	1,631	88	(29,417)	(1,567)	(1,860)	(90)
Class R-4	11,358	606	719	39	(5,454)	(292)	6,623	353
Class R-5	20,371	1,091	2,782	150	(22,445)	(1,197)	708	44
Total net increase
(decrease)	$1,275,116	68,339	$132,072	7,141	$(754,523)	(40,462)	$652,665	35,018

Year ended September 30, 2005
Class A	$948,570	48,246	$60,385	3,076	$(274,426)	(14,020)	$734,529	37,302
Class B	44,886	2,294	3,278	167	(15,490)	(795)	32,674	1,666
Class C	126,731	6,498	5,091	261	(37,773)	(1,949)	94,049	4,810
Class F	258,942	13,237	10,195	521	(67,036)	(3,445)	202,101	10,313
Class 529-A	19,278	979	1,239	63	(2,732)	(139)	17,785	903
Class 529-B	2,249	115	194	10	(264)	(14)	2,179	111
Class 529-C	9,671	494	515	26	(1,522)	(78)	8,664	442
Class 529-E	1,245	63	70	4	(157)	(8)	1,158	59
Class 529-F	1,462	74	95	5	(87)	(5)	1,470	74
Class R-1	1,791	91	63	3	(503)	(25)	1,351	69
Class R-2	18,785	961	602	31	(3,972)	(203)	15,415	789
Class R-3	82,674	4,194	1,263	64	(48,540)	(2,463)	35,397	1,795
Class R-4	8,681	442	277	14	(2,044)	(104)	6,914	352
Class R-5	35,207	1,788	1,797	91	(5,855)	(298)	31,149	1,581
Total net increase
(decrease)	$1,560,172	79,476	$85,064	4,336	$(460,401)	(23,546)	$1,184,835	60,266

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of September 30, 2006, the fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuations at September 30, 2006
Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized appreciation (depreciation )

Purchases:

Canadian dollars
expiring 11/2/2006	C$4,441	3,937	3,977	40

Swiss francs
expiring 12/22/2006	CHF18,655	15,254	15,049	(205)

Euros
expiring 10/12 - 12/21/2006	€80,847	103,773	102,852	(921)

Japanese yen
expiring 10/12 - 12/29/2006	¥40,952,370	357,557	349,199	(8,358)

		480,521	471,077	(9,444)
Sales:

Australian dollars
expiring 11/8/2006	A$19,162	14,536	14,287	249

British pounds
expiring 11/6 - 12/29/2006	£27,293	51,700	51,116	584

Euros
expiring 10/12 - 12/29/2006	€148,520	190,547	188,957	1,590

Korean won
expiring 10/23/2006	KRW11,179,260	11,761	11,821	(60)

		268,544	266,181	2,363

Forward currency contracts - net				$(7,081)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,038,906,000 and $2,565,019,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2006	$19.34	$.78	$(.23)	$.55	$(.74)	$(.22)	$(.96)	$18.93	3.05%	$2,246			.96%		.91%		4.19%
Year ended 9/30/2005	19.02	.74	.50	1.24	(.82)	(.10)	(.92)	19.34	6.54	1,907			.98		.93		3.76
Year ended 9/30/2004	18.37	.69	.74	1.43	(.78)	-	(.78)	19.02	7.96	1,166			1.03		1.02		3.74
Year ended 9/30/2003	15.60	.72	2.55	3.27	(.50)	-	(.50)	18.37	21.34	827			1.09		1.04		4.22
Year ended 9/30/2002	14.63	.80	.49	1.29	(.32)	-	(.32)	15.60	8.97	517			1.16		1.08		5.38
Class B:
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119			1.74		1.68		3.41
Year ended 9/30/2005	18.90	.58	.51	1.09	(.68)	(.10)	(.78)	19.21	5.75	111			1.74		1.70		2.99
Year ended 9/30/2004	18.27	.55	.73	1.28	(.65)	-	(.65)	18.90	7.12	78			1.77		1.77		3.00
Year ended 9/30/2003	15.52	.58	2.55	3.13	(.38)	-	(.38)	18.27	20.41	56			1.86		1.81		3.40
Year ended 9/30/2002	14.59	.70	.47	1.17	(.24)	-	(.24)	15.52	8.10	18			1.92		1.84		4.65
Class C:
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243			1.78		1.72		3.38
Year ended 9/30/2005	18.84	.57	.50	1.07	(.68)	(.10)	(.78)	19.13	5.66	204			1.78		1.74		2.96
Year ended 9/30/2004	18.22	.54	.73	1.27	(.65)	-	(.65)	18.84	7.11	110			1.82		1.82		2.95
Year ended 9/30/2003	15.48	.57	2.54	3.11	(.37)	-	(.37)	18.22	20.33	47			1.92		1.87		3.32
Year ended 9/30/2002	14.54	.69	.47	1.16	(.22)	-	(.22)	15.48	8.10	11			1.98		1.90		4.60
Class F:
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555			.95		.89		4.22
Year ended 9/30/2005	18.95	.73	.50	1.23	(.82)	(.10)	(.92)	19.26	6.51	388			.99		.95		3.75
Year ended 9/30/2004	18.31	.69	.73	1.42	(.78)	-	(.78)	18.95	7.94	186			1.05		1.04		3.73
Year ended 9/30/2003	15.55	.71	2.54	3.25	(.49)	-	(.49)	18.31	21.27	59			1.16		1.11		4.09
Year ended 9/30/2002	14.59	.80	.47	1.27	(.31)	-	(.31)	15.55	8.87	15			1.24		1.16		5.34
Class 529-A:
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57			.99		.94		4.18
Year ended 9/30/2005	19.07	.73	.50	1.23	(.82)	(.10)	(.92)	19.38	6.51	39			1.02		.97		3.72
Year ended 9/30/2004	18.41	.69	.74	1.43	(.77)	-	(.77)	19.07	7.89	21			1.07		1.06		3.71
Year ended 9/30/2003	15.63	.72	2.56	3.28	(.50)	-	(.50)	18.41	21.35	9			1.07		1.02		4.16
Period from 2/15/2002 to 9/30/2002	14.48	.50	.81	1.31	(.16)	-	(.16)	15.63	9.08	2			1.33	(5)	1.25	(5)	5.26	(5)
Class 529-B:
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8			1.86		1.81		3.29
Year ended 9/30/2005	18.95	.55	.51	1.06	(.65)	(.10)	(.75)	19.26	5.55	7			1.90		1.86		2.83
Year ended 9/30/2004	18.32	.52	.73	1.25	(.62)	-	(.62)	18.95	6.95	4			1.96		1.95		2.81
Year ended 9/30/2003	15.56	.55	2.56	3.11	(.35)	-	(.35)	18.32	20.22	2			2.04		1.99		3.19
Period from 2/25/2002 to 9/30/2002	14.42	.41	.85	1.26	(.12)	-	(.12)	15.56	8.80	-		(6)	2.08	(5)	2.00	(5)	4.51	(5)
Class 529-C:
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27			1.84		1.79		3.32
Year ended 9/30/2005	18.94	.56	.51	1.07	(.66)	(.10)	(.76)	19.25	5.60	19			1.88		1.84		2.85
Year ended 9/30/2004	18.32	.52	.73	1.25	(.63)	-	(.63)	18.94	6.94	11			1.94		1.93		2.84
Year ended 9/30/2003	15.56	.56	2.55	3.11	(.35)	-	(.35)	18.32	20.24	5			2.02		1.97		3.22
Period from 2/28/2002 to 9/30/2002	14.43	.41	.85	1.26	(.13)	-	(.13)	15.56	8.76	1			2.07	(5)	1.99	(5)	4.53	(5)
Class 529-E:
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3			1.32		1.27		3.84
Year ended 9/30/2005	18.99	.66	.51	1.17	(.76)	(.10)	(.86)	19.30	6.13	2			1.36		1.31		3.39
Year ended 9/30/2004	18.35	.62	.73	1.35	(.71)	-	(.71)	18.99	7.53	1			1.41		1.40		3.36
Year ended 9/30/2003	15.59	.65	2.55	3.20	(.44)	-	(.44)	18.35	20.84	1			1.48		1.43		3.71
Period from 5/16/2002 to 9/30/2002	14.81	.29	.56	.85	(.07)	-	(.07)	15.59	5.77	-		(6)	.62		.54		1.92
Class 529-F:
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4			.82		.77		4.35
Year ended 9/30/2005	18.98	.73	.51	1.24	(.81)	(.10)	(.91)	19.31	6.52	3			.99		.95		3.75
Year ended 9/30/2004	18.36	.67	.72	1.39	(.77)	-	(.77)	18.98	7.72	2			1.16		1.15		3.62
Year ended 9/30/2003	15.60	.69	2.56	3.25	(.49)	-	(.49)	18.36	21.19	-		(6)	1.23		1.18		3.94
Period from 9/17/2002 to 9/30/2002	15.48	.03	.09	.12	-	-	-	15.60	.77	-		(6)	.08		-	(7)	.20

Please see page 24 for footnotes

Class R-1:
Year ended 9/30/2006	$19.24	$.63	$(.23)	$.40	$(.60)	$(.22)	$(.82)	$18.82	2.22%	$3			1.83%		1.71%		3.40%
Year ended 9/30/2005	18.96	.58	.49	1.07	(.69)	(.10)	(.79)	19.24	5.60	2			1.85		1.73		2.97
Year ended 9/30/2004	18.32	.55	.74	1.29	(.65)	-	(.65)	18.96	7.14	1			1.95		1.82		2.94
Year ended 9/30/2003	15.57	.58	2.54	3.12	(.37)	-	(.37)	18.32	20.33	1			2.15		1.86		3.32
Period from 6/28/2002 to 9/30/2002	15.32	.18	.07	.25	-	-	-	15.57	1.63	-		(6)	.62		.47		1.17
Class R-2:
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41			2.18		1.70		3.42
Year ended 9/30/2005	18.94	.58	.50	1.08	(.69)	(.10)	(.79)	19.23	5.68	26			2.23		1.71		2.99
Year ended 9/30/2004	18.32	.55	.74	1.29	(.67)	-	(.67)	18.94	7.18	11			2.51		1.78		2.99
Year ended 9/30/2003	15.57	.58	2.55	3.13	(.38)	-	(.38)	18.32	20.38	3			2.91		1.81		3.29
Period from 7/9/2002 to 9/30/2002	15.34	.17	.06	.23	-	-	-	15.57	1.50	-		(6)	1.79		.42		1.08
Class R-3:
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41			1.32		1.27		3.82
Year ended 9/30/2005	18.99	.66	.50	1.16	(.73)	(.10)	(.83)	19.32	6.07	43			1.36		1.32		3.37
Year ended 9/30/2004	18.32	.63	.75	1.38	(.71)	-	(.71)	18.99	7.59	8			1.42		1.40		3.38
Year ended 9/30/2003	15.59	.64	2.53	3.17	(.44)	-	(.44)	18.32	20.81	2			1.73		1.43		3.68
Period from 7/16/2002 to 9/30/2002	15.50	.16	(.07)	.09	-	-	-	15.59	.58	-		(6)	.64		.32		1.02
Class R-4:
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17			.99		.94		4.17
Year ended 9/30/2005	19.03	.74	.50	1.24	(.83)	(.10)	(.93)	19.34	6.51	11			.98		.94		3.77
Year ended 9/30/2004	18.40	.69	.73	1.42	(.79)	-	(.79)	19.03	7.91	4			1.11		1.05		3.72
Year ended 9/30/2003	15.63	.70	2.57	3.27	(.50)	-	(.50)	18.40	21.34	-		(6)	2.70		1.08		3.94
Period from 8/15/2002 to 9/30/2002	15.28	.20	.15	.35	-	-	-	15.63	2.29	-		(6)	35.55		-	(7)	1.32
Class R-5:
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62			.69		.64		4.46
Year ended 9/30/2005	19.04	.79	.50	1.29	(.88)	(.10)	(.98)	19.35	6.78	63			.69		.65		4.04
Year ended 9/30/2004	18.38	.75	.74	1.49	(.83)	-	(.83)	19.04	8.32	32			.73		.72		4.04
Year ended 9/30/2003	15.62	.77	2.54	3.31	(.55)	-	(.55)	18.38	21.60	25			.81		.76		4.49
Period from 5/15/2002 to 9/30/2002	14.79	.34	.58	.92	(.09)	-	(.09)	15.62	6.20	13			.37		.29		2.17

	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	91%	72%	79%	83%	48%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than .01%.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
November 8, 2006

Tax information      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Long-term capital gains	$23,936,000
Foreign taxes	1,202,000
Foreign source income	109,527,000
U.S. government income that may be exempt from state taxation	13,215,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006, through September 30, 2006).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2006	Ending account value 9/30/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,038.92	$4.65	.91%
Class A -- assumed 5% return	1,000.00	1,020.51	4.61	.91
Class B -- actual return	1,000.00	1,034.95	8.57	1.68
Class B -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class C -- actual return	1,000.00	1,034.51	8.77	1.72
Class C -- assumed 5% return	1,000.00	1,016.44	8.69	1.72
Class F -- actual return	1,000.00	1,039.16	4.55	.89
Class F -- assumed 5% return	1,000.00	1,020.61	4.51	.89
Class 529-A -- actual return	1,000.00	1,038.80	4.75	.93
Class 529-A -- assumed 5% return	1,000.00	1,020.41	4.71	.93
Class 529-B -- actual return	1,000.00	1,033.96	9.18	1.80
Class 529-B -- assumed 5% return	1,000.00	1,016.04	9.10	1.80
Class 529-C -- actual return	1,000.00	1,034.69	9.13	1.79
Class 529-C -- assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class 529-E -- actual return	1,000.00	1,036.98	6.43	1.26
Class 529-E -- assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class 529-F -- actual return	1,000.00	1,039.97	3.89	.76
Class 529-F -- assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-1 -- actual return	1,000.00	1,034.84	8.72	1.71
Class R-1 -- assumed 5% return	1,000.00	1,016.50	8.64	1.71
Class R-2 -- actual return	1,000.00	1,034.93	8.62	1.69
Class R-2 -- assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class R-3 -- actual return	1,000.00	1,037.23	6.69	1.31
Class R-3 -- assumed 5% return	1,000.00	1,018.50	6.63	1.31
Class R-4 -- actual return	1,000.00	1,038.88	4.80	.94
Class R-4 -- assumed 5% return	1,000.00	1,020.36	4.76	.94
Class R-5 -- actual return	1,000.00	1,040.73	3.22	.63
Class R-5 -- assumed 5% return	1,000.00	1,021.91	3.19	.63

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed
Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services
CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a larger family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results
The board and committee considered the investment results of the fund in light of its objective of providing over the long term a high level of total return consistent with prudent investment management. Among other things, they compared the fund’s total returns with the average returns of all funds included in the Lipper Global Income Funds category (the Lipper category that includes the fund) and the Lipper Global Income Funds Index (composed of the 30 largest funds in the category each year). The board and the committee noted that for the six months ended June 30, 2006, the fund’s investment results were at the average for the Lipper category, and for the three-, five- and 10-year periods ended June 30, 2006, the fund’s investment results were above both the average for the Lipper category and the Lipper index. They also noted that many of the other funds in the Lipper index were managed differently than the fund as a result of higher emerging markets exposure, full or almost full hedging, and substantial exposure to high yield bonds, equities and/or U.S. bonds.

4. Advisory fees and total expenses
The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper Global Income Funds category and the Lipper Global Income Funds Index as of September 30, 2005. The board and the committee observed that although the fund’s advisory fees were generally above the median fees of the other funds as of the end of each of the fund’s fiscal years from 1996 through 2003, its advisory fees had decreased over the 10-year period ended September 30, 2005, and were at or below the medians as of the end of each of the fund’s last two fiscal years. They observed that the fund’s total expenses were well below the medians for all such other funds in the Lipper category as of the end of each of the fund’s last 10 fiscal years, and were below the medians of the other funds in the Lipper index as of the end of the fund’s last three fiscal years. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients were lower than those paid by American Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of CRMC’s current 10% advisory fee waiver.

6. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions
Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Other share class results
 unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			Life
September 30, 2006:	1 year	5 years	of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%,
payable only if shares are sold within six
years of purchase	-2.67%	+8.26%	+6.93%
Not reflecting CDSC	+2.22%	+8.55%	+6.93%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable
only if shares are sold within
one year of purchase	+1.23%	+8.51%	+7.76%
Not reflecting CDSC	+2.21%	+8.51%	+7.76%

Class F shares* — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+3.07%	+9.36%	+8.72%

Class 529-A shares†— first sold 2/15/02
Reflecting 3.75% maximum sales charge	-0.86%	—	+9.31%
Not reflecting maximum sales charge	+3.02%	—	+10.21%

Class 529-B shares†— first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	-2.79%	—	+9.03%
Not reflecting CDSC	+2.10%	—	+9.35%

Class 529-C shares†— first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable
only if shares are sold within one year
of purchase	+1.16%	—	+9.37%
Not reflecting CDSC	+2.14%	—	+9.37%

Class 529-E shares*†— first sold 5/16/02	+2.64%	—	+9.66%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+3.19%	—	+9.57%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of directors

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 72		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Diane C. Creel, 58	1994	Chairman of the Board, President and CEO, Ecovation, Inc. (organic waste management); former President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 71	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior
(Independent and Non-Executive)		living communities)

Leonard R. Fuller, 60	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 60	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 72	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 63	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Independent” directors
	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Ambassador
Richard G. Capen, Jr., 72	15	Carnival Corporation

H. Frederick Christie, 73	20	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 58	13	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.

Martin Fenton, 71	17	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 60	15	None

R. Clark Hooper, 60	18	JPMorgan Value Opportunities Fund

Richard G. Newman, 72	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 63	13	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Abner D. Goldstine, 76	1987	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company

Paul G. Haaga, Jr., 57	1987	Vice Chairman of the Board, Capital Research
Vice Chairman of the Board		and Management Company; Director, The Capital Group Companies, Inc.[5]

Don R. Conlan, 70	1996	President (retired), The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Abner D. Goldstine, 76	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None
Vice Chairman of the Board

Don R. Conlan, 70	5	None

Please see page 32 for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Mark H. Dalzell, 52	1998	Senior Vice President, Capital Research Company[5]
President

Thomas H. Hogh, 43	2001	Vice President, Capital International Research, Inc.[5]
Vice President

Kristine M. Nishiyama, 36	2003	Vice President and Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 42	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sharon G. Moseley, 38	2002	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Susi M. Silverman, 36	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2006, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
> Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds               Capital Research and Management                  Capital International                  Capital Guardian                    Capital Bank and Trust

Lit. No. MFGEAR-931-1106P

Litho in USA WG/PNL/8071-S7498

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that H. Frederick Christie, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$69,000
2006	$75,000
b) Audit-Related Fees:
2005	$1,000
2006	$249

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$338,000
2006	$553,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$9,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,036,000 for fiscal year 2005 and $865,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds®]

Capital World Bond Fund®
Investment portfolio

September 30, 2006

Bonds & notes — 92.73%	Principal amount (000)		Market value (000)

EUROS — 23.38%
German Government 5.25% 2008		€5,400	$	US 6,985
German Government 5.375% 2010		6,400		8,552
German Government 5.25% 2011		29,525		39,827
German Government 5.00% 2012		25,800		34,996
German Government 3.75% 2013		11,000		14,038
German Government 4.50% 2013		69,000		91,664
German Government 4.25% 2014		28,000		36,886
German Government 4.00% 2016		10,000		12,985
German Government 6.25% 2024		39,300		64,590
German Government 6.25% 2030		7,375		12,627
German Government 5.50% 2031		6,000		9,462
German Government 4.00% 2037		10,000		12,918
French Government O.A.T. 4.00% 2009		10,145		12,996
French Government O.A.T. 3.00% 2009[1]		1,585		2,082
French Government O.A.T. 5.00% 2011		10,550		14,224
French Government O.A.T. 3.00% 2012[1]		88		121
French Government O.A.T. 1.00% 2017[1]		342		405
French Government O.A.T. Strip Principal 0% 2019		7,500		5,831
French Government O.A.T. 5.50% 2029		250		391
French Government O.A.T. 4.75% 2035		18,025		26,029
French Government O.A.T. 4.00% 2055		1,890		2,455
Spanish Government 4.80% 2006		7,800		9,907
Spanish Government 4.25% 2007		10,870		13,884
Spanish Government 3.25% 2010		1,800		2,254
Spanish Government 6.15% 2013		7,000		10,103
Netherlands Government 5.75% 2007		8,120		10,383
Netherlands Government 5.25% 2008		7,615		9,931
Netherlands Government 5.50% 2010		2,030		2,744
Netherlands Government 5.00% 2012		1,450		1,968
Netherlands Government 7.50% 2023		1,500		2,732
Netherlands Government 5.50% 2028		2,560		3,982
Belgium (Kingdom of) 4.25% 2014		20,520		27,029
General Motors Acceptance Corp. 5.375% 2011		8,810		11,008
General Motors Corp. 7.25% 2013		6,085		7,169
General Motors Corp. 8.375% 2033		5,250		5,937
Bayerische Vereinsbank 5.50% 2008[2]		750		973
Bayerische Hypo- und Vereinsbank AG 6.625% 2010		6,000		8,338
UniCredito Italiano SpA 5.00% 2011[3]		455		578
Bayerische Hypo- und Vereinsbank AG 6.00% 2014		2,380		3,345
UniCredito Italiano SpA 3.95% 2016		3,500		4,220
Gaz Capital SA 5.875% 2015		3,250		4,349
Gaz Capital SA 5.875% 2015		7,500		10,036
Banque Centrale de Tunisie 4.75% 2011		€ 4,500	$	US 5,813
Banque Centrale de Tunisie 4.75% 2011		4,750		6,136
Banque Centrale de Tunisie 6.25% 2013		1,350		1,877
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative preferred (undated)[3]		9,500		11,844
Rodamco Europe Finance BV 3.75% 2012		9,330		11,505
Metro Finance BV 4.625% 2011		7,730		9,961
Resona Bank, Ltd. 3.75% 2015[3]		2,490		3,108
Resona Bank, Ltd. 4.125% (undated)[3]		4,935		6,081
Telecom Italia SpA 6.25% 2012		1,760		2,384
Telecom Italia SpA 7.75% 2033		3,930		5,932
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012		6,310		7,748
Hellenic Republic 8.80% 2007		5,047		6,631
Hellenic Republic 8.60% 2008		690		935
Société Générale 5.625% 2012		5,440		7,425
Shinsei Bank, Ltd. 3.75% 2016[3]		4,000		4,949
Shinsei Bank, Ltd. 3.75% 2016[3]		1,790		2,215
Deutsche Genossen-Hypobank, Series 883, 5.25% 2009[2]		5,157		6,810
Veolia Environnement 4.875% 2013		4,085		5,372
Veolia Environnement 6.125% 2033		875		1,256
PLD International Finance LLC 4.375% 2011		5,200		6,624
Telekom Austria AG 3.375% 2010		3,800		4,709
Telekom Finanzmanagement GmbH 4.25% 2017		1,500		1,798
ING Bank NV 6.00% 2007		2,000		2,582
ING Bank NV 5.50% 2012		2,000		2,717
ING Verzekeringen NV 6.25% 2021[3]		750		1,039
Governor and Co. of the Bank of Ireland 6.45% 2010		4,415		6,038
Fortum Oyj 4.625% 2010		1,590		2,064
Fortum Oyj 5.00% 2013		2,750		3,674
Tesco PLC 4.75% 2010		3,925		5,110
Saint-Gobain Nederland BV 5.00% 2010		2,500		3,264
Saint-Gobain Nederland BV 5.00% 2014		1,375		1,809
Anglian Water Services Financing PLC 4.625% 2013		3,750		4,884
Deutsche Bank AG 5.375% 2012[3]		2,000		2,556
Deutsche Bank AG 5.125% 2013		1,700		2,276
Ford Motor Credit Co. 4.875% 2007		3,705		4,688
National Grid PLC 4.375% 2020		3,750		4,566
Barclays Bank PLC 4.75% (undated)[3]		4,000		4,513
BNP Paribas 5.25% 2014[3]		3,250		4,232
HBOS PLC 6.05% (undated)		3,000		4,127
DaimlerChrysler International Finance BV 7.00% 2011		2,825		3,946
Rheinische Hypothekenbank Eurobond 4.25% 2008[2]		3,000		3,848
International Endesa BV 5.375% 2013		2,750		3,735
Red Eléctrica de España Finance BV 4.75% 2013		2,750		3,630
Essent NV 4.50% 2013		2,750		3,588
Santander Perpetual, SA 4.375% (undated)		2,840		3,567
Kingfisher PLC 4.50% 2010		2,600		3,322
Sumitomo Mitsui Banking Corp. 4.375% 2014[3]		2,345		2,999
Bulgaria (Republic of) 7.50% 2013		1,638		2,459
Bulgaria (Republic of) 7.50% 2013		250		375
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009		2,150		2,742
Deutsche Telekom International Finance BV 7.50% 2007[3]		750		973
Deutsche Telekom International Finance BV 8.125% 2012[3]		1,160		1,745
Household Finance Corp. 5.125% 2009		2,000		2,617
Royal Bank of Scotland PLC 4.875% 2009		750		975
Royal Bank of Scotland PLC 6.00% 2013		960		1,351
Aries Vermögensverwaltungs GmbH, Series B, 7.75% 2009		1,500		2,119
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014[3]		1,500		1,932
Holcim Finance (Luxembourg) SA 4.375% 2014		€1,480	$	US 1,879
Dexia Municipal Agency 3.50% 2009[2]		1,428		1,801
Stora Enso Oyj 5.125% 2014		1,000		1,306
JSG Holdings PLC 11.50% 2015[4]		934		1,210
E.ON International Finance BV 5.75% 2009		750		996
Edison SpA 5.125% 2010		750		991
AEGON NV 4.625% 2008		750		963
Bank of America Corp. 3.625% 2008		750		950
France Télécom 6.75% 2008[3]		530		699
Finland (Republic of) 5.75% 2011		500		689
Iesy Repository GmbH 10.125% 2015		500		615
RWE Finance BV 6.125% 2012		250		353
Telenet Communications NV 9.00% 2013		143		202
WDAC Subsidiary Corp. 8.50% 2014		125		159
				800,922

JAPANESE YEN — 6.17%
Japanese Government 0.50% 2007		¥2,364,150		20,043
Japanese Government 0.90% 2008		5,623,500		47,866
Japanese Government 1.80% 2010		5,355,000		46,750
Japanese Government 1.30% 2011		910,000		7,789
Japanese Government 0.50% 2013		1,750,000		14,028
Japanese Government 1.50% 2014		7,270,000		61,581
Japanese Government 2.30% 2035		1,280,800		10,546
Ontario (Province of) 1.875% 2010		225,000		1,968
KfW International Finance Inc. 1.75% 2010		100,000		872
				211,443

BRITISH POUNDS — 4.81%
United Kingdom 7.50% 2006		£ 795		1,494
United Kingdom 7.25% 2007		2,840		5,453
United Kingdom 5.75% 2009		250		481
United Kingdom 4.75% 2010		7,740		14,485
United Kingdom 5.00% 2012		9,500		18,069
United Kingdom 5.00% 2014		9,700		18,662
United Kingdom 4.75% 2015		13,185		25,038
United Kingdom 8.00% 2015		600		1,412
United Kingdom 4.00% 2016		2,600		4,670
United Kingdom 2.50% 2016[1]		419		854
United Kingdom 4.75% 2020		3,750		7,229
United Kingdom 6.00% 2028		1,350		3,156
United Kingdom 4.25% 2036		455		875
United Kingdom 4.75% 2038		5,480		11,497
United Kingdom 4.25% 2055		550		1,112
Abbey National PLC 7.50% (undated)[3]		4,510		9,556
Abbey National PLC 7.50% (undated)[3]		450		902
Commerzbank AG 6.625% 2019		3,000		6,178
Commerzbank Capital Funding Trust II, Class B, 5.905% noncumulative preferred (undated)[3]		1,250		2,309
British Telecommunications PLC 8.625% 2020		3,290		7,525
British Telecommunications PLC 5.75% 2028		500		902
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[2,5]		2,400		4,519
Tesco PLC 5.50% 2033		2,140		4,251
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017		1,985		3,690
Kingfisher PLC 5.625% 2014		1,650		3,043
General Electric Capital Corp. 5.00% 2006		90		168
General Electric Capital Corp., Series A, 7.25% 2007		350		666
General Electric Capital Corp. 5.625% 2031		750		1,562
Standard Chartered Bank 5.375% (undated)		£1,100	$	US 2,009
Halifax Building Society 11.00% 2014		650		1,636
UPM-Kymmene Corp. 6.625% 2017		750		1,478
				164,881

SWEDISH KRONOR — 4.19%
Swedish Government 8.00% 2007		SKr 12,000		1,706
Swedish Government 5.00% 2009		142,830		20,182
Swedish Government 5.25% 2011		393,250		57,409
Swedish Government 6.75% 2014		326,925		53,839
Swedish Government 5.00% 2020		7,800		1,223
AB Spintab 6.00% 2009		62,800		9,045
				143,404

SOUTH KOREAN WON — 2.42%
Korean Government 4.50% 2008		KRW19,885,000		20,976
Korean Government 5.00% 2011		7,445,590		7,988
Korean Government 4.25% 2014		42,815,000		43,895
Korean Government 5.25% 2015		9,090,000		9,987
				82,846

SINGAPORE DOLLARS — 2.27%
Singapore (Republic of) 3.125% 2011		S$67,685		42,791
Singapore (Republic of) 3.75% 2016		53,310		35,029
				77,820

MEXICAN PESOS — 1.91%
United Mexican States Government, Series M10, 10.50% 2011		MXN 10,011		1,068
United Mexican States Government, Series MI10, 9.50% 2014		232,000		22,702
United Mexican States Government, Series M20, 8.00% 2023		156,587		13,636
United Mexican States Government, Series M20, 10.00% 2024		270,000		28,032
				65,438

ISRAELI SHEKELS — 1.85%
Israeli Government 7.50% 2014		ILS254,545		63,413

POLISH ZLOTY — 1.83%
Polish Government 5.75% 2010		PLN67,150		21,742
Polish Government 6.00% 2010		60,500		19,786
Polish Government 4.25% 2011		7,500		2,286
Polish Government 5.00% 2013		28,790		8,959
Polish Government 6.25% 2015		30,000		10,096
				62,869

NEW TURKISH LIRE — 1.81%
Turkey (Republic of) 20.00% 2007		TRY37,648		24,751
Turkey (Republic of) Treasury Bill 0% 2007		9,122		5,315
Turkey (Republic of) Treasury Bill 0% 2007		6,375		3,642
Turkey (Republic of) 15.00% 2010		49,452		28,417
				62,125

THAI BAHT — 1.61%
Thai Government 3.875% 2008		THB200,000		5,223
Thai Government 4.125% 2009		725,415		18,841
Thai Government 5.25% 2013		300,000		8,080
Thai Government 5.00% 2014		737,890		19,589
Thai Government 5.40% 2016		125,000		3,407
				55,140

CANADIAN DOLLARS — 1.06%
Canadian Government 7.25% 2007		C$ 1,000	$	US 913
Canadian Government 5.50% 2010		13,755		12,978
Canadian Government 5.25% 2012		19,000		18,145
Canadian Government 5.75% 2029		2,250		2,495
Manitoba Telecom Services Inc., Series 4, 5.85% 2009		1,000		922
Thompson Corp. 6.50% 2007		825		750
				36,203

ARGENTINE PESOS — 0.87%
Argentina (Republic of) 7.255% 2033[1,2,4]		ARS 61,809		18,459
Argentina (Republic of) GDP-Linked 2035		113,975		3,379
Argentina (Republic of) 0.797% 2038[1,2]		61,843		7,830
				29,668

DANISH KRONER — 0.73%
Nykredit 4.00% 2035[2]		DKr157,547		25,081

EGYPTIAN POUNDS — 0.61%
Egypt (Arab Republic of) Treasury Bill 0% 2006		EGP10,000		1,715
Egypt (Arab Republic of) Treasury Bill 0% 2007		15,375		2,612
Egypt (Arab Republic of) Treasury Bill 0% 2007		37,750		6,333
Egypt (Arab Republic of) Treasury Bill 0% 2007		10,800		1,809
Egypt (Arab Republic of) Treasury Bill 0% 2007		10,000		1,666
Egypt (Arab Republic of) Treasury Bill 0% 2007		8,625		1,431
Egypt (Arab Republic of) Treasury Bill 0% 2007		9,025		1,492
Egypt (Arab Republic of) Treasury Bill 0% 2007		17,600		2,905
Egypt (Arab Republic of) Treasury Bill 0% 2007		4,625		784
				20,747

INDONESIAN RUPIAH — 0.55%
Indonesia (Republic of) 12.25% 2007		IDR12,420,000		1,369
Indonesia (Republic of) 10.00% 2011		4,000,000		423
Indonesia (Republic of) 12.50% 2013		26,790,000		3,136
Indonesia (Republic of) 11.00% 2014		35,000,000		3,835
Indonesia (Republic of) 11.00% 2020		35,230,000		3,736
Indonesia (Republic of) 12.80% 2021		22,800,000		2,733
Indonesia (Republic of) 12.90% 2022		31,000,000		3,744
				18,976

MALAYSIAN RINGGIT — 0.48%
Malaysia 3.756% 2011		MYR20,000		5,384
Malaysia 4.262% 2016		40,000		10,942
				16,326

COLOMBIAN PESOS — 0.45%
Columbia (Republic of) Global 11.75% 2010		COP 2,385,000		1,064
Colombia (Republic of) Global 12.00% 2015		30,214,000		14,401
				15,465

AUSTRALIAN DOLLARS — 0.43%
New South Wales Treasury Corp. 5.50% 2014		A$10,250		7,487
Queensland Treasury Corp. 6.00% 2015		9,750		7,408
				14,895

BRAZILIAN REAIS — 0.38%
Brazilian Treasury Bill 9.445% 2010[1]		R$31,484		13,123

HUNGARIAN FORINT — 0.21%
Hungarian Government 6.00% 2011		HUF1,700,000	$	US 7,232

U.S. DOLLARS — 34.71%
U.S. Treasury 3.125% 2007	$	US18,810		18,595
U.S. Treasury 3.25% 2007		9,650		9,511
U.S. Treasury 3.625% 2007		11,850		11,731
U.S. Treasury 6.25% 2007		16,990		17,063
U.S. Treasury 4.75% 2008		6,900		6,910
U.S. Treasury 3.375% 2008		10,000		9,739
U.S. Treasury 3.875% 2009[1]		571		587
U.S. Treasury 5.75% 2010		1,500		1,561
U.S. Treasury 4.50% 2011		15,780		15,723
U.S. Treasury 4.875% 2011[6]		25,214		25,510
U.S. Treasury 2.375% 2011[1]		595		595
U.S. Treasury 4.875% 2012[6]		11,630		11,795
U.S. Treasury 3.875% 2013[6]		58,250		55,956
U.S. Treasury 4.25% 2013[6]		5,500		5,385
U.S. Treasury Principal Strip 0% 2014[6]		19,000		13,561
U.S. Treasury 4.00% 2014[6]		11,970		11,512
U.S. Treasury 4.25% 2014[6]		31,000		30,254
U.S. Treasury 2.00% 2014[1,6]		606		593
U.S. Treasury 4.50% 2016[6]		9,920		9,822
U.S. Treasury 8.875% 2017[6]		4,250		5,742
U.S. Treasury 8.50% 2020[6]		27,625		37,656
U.S. Treasury 7.875% 2021[6]		3,000		3,944
U.S. Treasury 8.00% 2021[6]		4,010		5,366
U.S. Treasury 3.375% 2025[1,6]		248		252
U.S. Treasury 6.50% 2026[6]		24,350		29,505
U.S. Treasury 5.25% 2029[6]		6,725		7,113
U.S. Treasury 3.375% 2032[1,6]		264		327
U.S. Treasury 4.50% 2036[6]		86,330		82,742
Fannie Mae 2.625% 2006		24,380		24,298
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012[2]		3,000		2,918
Fannie Mae 5.00% 2017[2]		2,071		2,042
Fannie Mae 5.00% 2019[2]		485		477
Fannie Mae, Series 2001-4, Class GA, 10.285% 2025[2,3]		35		38
Fannie Mae 3.769% 2033[2,3]		1,925		1,889
Fannie Mae 5.50% 2034[2]		3,228		3,190
Fannie Mae 5.50% 2034[2]		1,208		1,194
Fannie Mae 5.00% 2035[2]		6,719		6,458
Fannie Mae 5.852% 2036[2,3]		911		917
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[2]		1,905		1,944
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[2]		7,766		5,925
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[5]		4,000		5,180
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014		28,000		36,260
Freddie Mac 4.036% 2033[2,3]		1,530		1,505
Freddie Mac 5.00% 2035[2]		12,262		11,795
Freddie Mac 5.00% 2035[2]		3,764		3,620
Freddie Mac 4.602% 2035[2,3]		5,534		5,441
Freddie Mac 6.00% 2036[2]		8,893		8,939
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[2]		7,191		5,331
Government National Mortgage Assn. 5.50% 2036[2]		21,741		21,529
Government National Mortgage Assn. 5.50% 2036[2]		11,137		11,029
Government National Mortgage Assn. 6.00% 2036[2]		1,000		1,009
Russian Federation 5.00%/7.50% 2030[2,7]		17,690		19,758
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,5]		11,269		7,755
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[2]		2,000		1,959
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036[2]	$	US 1,625	$	US 1,703
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036[2]		1,000		1,009
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034[2]		904		911
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[2]		757		739
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039[2]		500		480
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[2]		312		315
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,5]		1,744		1,691
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,5]		4,725		4,562
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,5]		8,000		7,742
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023		12,500		13,047
Enersis SA 7.375% 2014		11,935		12,707
Singapore Telecommunications Ltd. 6.375% 2011[5]		11,390		11,931
HVB Funding Trust I 8.741% 2031[5]		5,350		6,720
UniCredito Italiano Capital Trust II 9.20% (undated)[5]		4,000		4,522
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,5]		11,290		11,007
State of Qatar 9.75% 2030		7,250		10,748
Scottish Power PLC 5.375% 2015		9,700		9,524
Scottish Power PLC 5.81% 2025		1,225		1,206
Argentina (Republic of) 4.193% 2012[2,3]		9,800		6,787
Argentina (Republic of) 0% 2035		28,000		2,744
Lafarge 6.15% 2011		7,500		7,669
Lafarge 6.50% 2016		1,590		1,646
HBOS PLC, Series B, 5.92% (undated)[3,5]		8,900		8,625
HBOS PLC 5.375% (undated)[3,5]		650		639
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2,3]		3,929		3,940
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.977% 2036[2,3]		2,982		2,992
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.99% 2036[2,3]		1,966		1,973
Development Bank of Singapore Ltd. 7.875% 2010[5]		7,250		7,851
Development Bank of Singapore Ltd. 7.125% 2011[5]		800		859
Telecom Italia Capital SA, Series B, 5.25% 2013		6,550		6,211
Telecom Italia Capital SA 7.20% 2036		1,750		1,804
TuranAlem Finance BV 7.75% 2013[5]		1,145		1,142
TuranAlem Finance BV 8.00% 2014		2,600		2,605
TuranAlem Finance BV 8.50% 2015[5]		3,695		3,766
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[2]		8,000		7,486
Resona Bank, Ltd. 5.85% (undated)[3,5]		7,565		7,409
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036[2]		5,973		5,982
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035[2]		915		912
Sprint Capital Corp. 6.00% 2007		250		250
Nextel Communications, Inc., Series E, 6.875% 2013		2,660		2,711
Nextel Communications, Inc., Series D, 7.375% 2015		3,625		3,744
Deutsche Telekom International Finance BV 8.00% 2010[3]		2,500		2,729
Deutsche Telekom International Finance BV 8.25% 2030[3]		2,550		3,124
Open Joint Stock Co. Gazprom 9.125% 2007		3,250		3,329
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034[5]		2,000		2,495
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.401% 2045[2,3]		5,000		5,007
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036[2]		718		749
Kazkommerts International BV 7.00% 2009[5]		2,250		2,270
Kazkommerts International BV 8.50% 2013		1,750		1,851
Kazkommerts International BV (CGMD) 7.375% 2014[3,5]		500		503
Kazkommerts International BV 7.875% 2014[5]		500		510
Kazkommerts International BV 7.875% 2014		500		510
Pemex Project Funding Master Trust 9.125% 2010		500		561
Pemex Project Funding Master Trust 5.75% 2015		5,000		4,891
SBC Communications Inc. 6.25% 2011		3,250		3,359
SBC Communications Inc. 5.625% 2016		1,500		1,486
SBC Communications Inc. 6.45% 2034		520		524
General Motors Corp. 7.20% 2011	$	US 325	$	US 301
General Motors Acceptance Corp. 7.25% 2011		825		830
General Motors Acceptance Corp. 7.00% 2012		925		923
General Motors Corp. 7.125% 2013		850		751
Residential Capital Corp. 6.875% 2015		1,510		1,571
General Motors Corp. 7.70% 2016		1,000		876
Lebanon (Republic of) 8.50% 2016[5]		5,250		5,237
Dominican Republic 9.50% 2011[4]		368		397
Dominican Republic 9.04% 2018[5]		2,459		2,754
Dominican Republic 9.04% 2018		1,771		1,983
National Grid PLC 6.30% 2016		4,825		5,015
Telefónica Emisiones, SAU 7.045% 2036		4,500		4,764
Brazil (Federal Republic of) Global 7.875% 2015		2,000		2,197
Brazil (Federal Republic of) Global 7.125% 2037		2,500		2,559
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.691% 2035[2,3]		3,503		3,479
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 6.008% 2036[2,3]		1,209		1,220
PSEG Energy Holdings Inc. 8.625% 2008		845		881
PSEG Power LLC 7.75% 2011		3,325		3,611
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,5]		4,500		4,477
Washington Mutual, Inc. 5.25% 2017		1,000		964
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[3,5]		3,500		3,451
Skandinaviska Enskilda Banken 6.875% 2009		1,985		2,054
Skandinaviska Enskilda Banken AB 5.471% (undated)[3,5]		2,450		2,348
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035[2]		4,358		4,348
Santander Issuances, SA Unipersonal 5.75% 2016[3,5]		2,100		2,103
Santander Issuances, SA Unipersonal 5.805% 2016[3,5]		2,000		2,030
Bulgaria (Republic of) 8.25% 2015		3,300		3,890
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]		4,100		3,856
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015[2]		4,000		3,855
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042[2]		2,890		2,851
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037[2]		1,000		977
Small Business Administration, Series 2003-20J, 4.92% 2023[2]		3,828		3,779
United Mexican States Government Global 11.375% 2016		1,220		1,754
United Mexican States Government Global 7.50% 2033		1,440		1,665
El Salvador (Republic of) 7.65% 2035[5]		3,130		3,373
BOI Capital Funding (No. 2) LP 5.571% (undated)[3,5]		3,400		3,285
France Télécom 7.75% 2011[3]		2,980		3,268
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.835% 2035[2,3]		2,956		2,962
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013		2,925		2,958
Korea Development Bank 4.625% 2010		3,000		2,929
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]		193		199
Continental Airlines, Inc., Series 2003-ERJ1, Class A, 7.875% 2020[2]		137		136
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]		2,423		2,591
American Tower Corp. 7.25% 2011		500		517
American Tower Corp. 7.125% 2012		1,595		1,643
American Tower Corp. 7.50% 2012		475		490
St. Paul Travelers Companies, Inc. 6.25% 2016		2,500		2,611
Stora Enso Oyj 6.404% 2016[5]		1,000		1,021
Stora Enso Oyj 7.25% 2036[5]		1,470		1,527
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,5]		2,050		2,057
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2,5]		475		478
American Cellular Corp., Series B, 10.00% 2011		1,000		1,052
Dobson Cellular Systems, Inc. 9.875% 2012		200		215
Dobson Communications Corp. 8.875% 2013		1,250		1,245
General Electric Co. 5.00% 2013		1,000		990
General Electric Capital Corp., Series A, 6.75% 2032		1,275		1,462
Jamaican Government 9.00% 2015		280		300
Jamaican Government 9.25% 2025		2,000		2,142
Vodafone Group PLC 7.75% 2010	$	US2,250	$	US2,414
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]		1,760		1,699
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[5]		700		680
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036[2]		1,507		1,514
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.277% 2036[2,3]		844		857
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd. 6.686%
noncumulative preferred (undated)[3,5]		2,320		2,344
Qantas Airways Ltd. 6.05% 2016[5]		2,300		2,316
Indonesia (Republic of) 6.75% 2014[5]		1,250		1,278
Indonesia (Republic of) 6.875% 2017[5]		1,000		1,027
Household Finance Corp. 6.40% 2008		500		510
HSBC Finance Corp. 5.00% 2015		1,815		1,757
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-3, 4.75% 2018[2]		2,328		2,254
PETRONAS Capital Ltd. 7.00% 2012[5]		2,050		2,209
Triton PCS, Inc. 8.50% 2013		2,350		2,191
Viacom Inc. 6.25% 2016[5]		1,500		1,489
Viacom Inc. 6.875% 2036[5]		700		694
Tenet Healthcare Corp. 6.375% 2011		1,425		1,259
Tenet Healthcare Corp. 7.375% 2013		1,000		906
Centex Corp. 4.75% 2008		525		520
Centex Corp. 5.25% 2015		1,735		1,624
Liberty Mutual Group Inc. 6.50% 2035[5]		685		656
Liberty Mutual Group Inc. 7.50% 2036[5]		1,345		1,447
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,5]		2,137		2,061
AES Corp. 9.50% 2009		665		713
AES Corp. 8.75% 2013[5]		1,250		1,347
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012		1,375		1,408
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013		325		356
Sierra Pacific Resources 8.625% 2014		250		271
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041[2]		2,000		1,948
Federal Home Loan Bank 5.625% 2016		1,875		1,930
Chohung Bank 4.50% 2014[3,5]		2,000		1,925
Intelsat (Bermuda), Ltd. 10.484% 2012[3]		750		764
Intelsat (Bermuda), Ltd. 8.25% 2013		540		549
Intelsat PanAmSat Opco 9.00% 2016[5]		575		595
Banque Centrale de Tunisie 7.375% 2012		1,750		1,906
Energy Transfer Partners, LP 5.95% 2015		1,900		1,899
Enterprise Products Operating LP, Series B, 5.00% 2015		2,000		1,879
Edison Mission Energy 7.73% 2009		500		516
Edison Mission Energy 7.50% 2013[5]		1,175		1,193
Midwest Generation, LLC, Series B, 8.56% 2016[2]		146		155
D.R. Horton, Inc. 6.50% 2016		1,895		1,863
J.C. Penney Co., Inc. 8.00% 2010		1,705		1,835
Windstream Corp. 8.125% 2013[5]		1,400		1,493
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015		305		326
Simon Property Group, LP 6.35% 2012		1,000		1,046
Simon Property Group, LP 5.875% 2017		750		759
International Paper Co. 5.50% 2014		1,790		1,773
Sanmina-SCI Corp. 8.125% 2016		1,750		1,724
Gulfstream Natural Gas 6.19% 2025[5]		1,670		1,692
Hospitality Properties Trust 6.75% 2013		690		726
Hospitality Properties Trust 5.125% 2015		1,000		953
Centennial Communications Corp. 11.258% 2013[3]		500		519
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013		840		897
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[3]		250		248
LBI Media, Inc. 10.125% 2012		1,500		1,586
MDC Holdings, Inc. 5.50% 2013		1,690		1,577
R.H. Donnelley Inc. 10.875% 2012[5]	$	US 750	$	US 829
Dex Media, Inc., Series B, 8.00% 2013		750		748
TNK-BP Finance SA 7.50% 2016[5]		1,500		1,570
UPM-Kymmene Corp. 5.625% 2014[5]		1,590		1,551
Covalence Specialty Materials Corp. 10.25% 2016[5]		1,575		1,536
ACE INA Holdings Inc. 5.875% 2014		1,510		1,527
Qwest Capital Funding, Inc. 7.00% 2009		900		909
Qwest Communications International Inc., Series B, 7.50% 2014		250		252
U S WEST Capital Funding, Inc. 6.875% 2028		200		180
Qwest Capital Funding, Inc. 7.75% 2031		180		175
Allied Waste North America, Inc., Series B, 5.75% 2011		250		241
Allied Waste North America, Inc., Series B, 7.375% 2014		1,280		1,267
THL Buildco, Inc. 8.50% 2014		1,090		1,035
NTK Holdings Inc. 0%/10.75% 2014[7]		650		452
Guatemala (Republic of) 10.25% 2011		990		1,171
Guatemala (Republic of) 9.25% 2013		260		304
Pakistan (Republic of) 7.125% 2016[5]		1,500		1,474
El Paso Corp. 6.375% 2009		375		376
El Paso Corp. 7.75% 2010		745		775
Sonat Inc. 7.625% 2011		25		26
El Paso Corp. 7.875% 2012		75		78
El Paso Energy Corp. 7.375% 2012		195		199
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028[2]		1,437		1,446
Pogo Producing Co. 7.875% 2013[5]		675		691
Pogo Producing Co. 6.625% 2015		50		48
Pogo Producing Co. 6.875% 2017		730		700
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013		1,141		1,227
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[2]		225		207
Toll Brothers, Inc. 6.875% 2012		250		253
Toll Brothers, Inc. 4.95% 2014		1,290		1,157
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013		1,475		1,401
TFM, SA de CV 10.25% 2007		585		601
TFM, SA de CV 12.50% 2012		715		790
Goodman Global Holdings, Inc., Series B, 7.875% 2012		1,450		1,388
Colombia (Republic of) Global 10.375% 2033		484		661
Columbia (Republic of) Global 7.375% 2037		715		726
Cinemark USA, Inc. 9.00% 2013		750		782
Cinemark, Inc. 0%/9.75% 2014[7]		750		602
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038[2]		1,000		1,039
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033[2]		310		315
SLM Corp., Series A, 5.00% 2015		1,375		1,327
Seneca Gaming Corp. 7.25% 2012		1,300		1,306
Warner Chilcott Corp. 8.75% 2015		1,220		1,269
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.375% 2042[2,3]		1,250		1,250
Building Materials Corp. of America 8.00% 2008		75		75
Building Materials Corp. of America 7.75% 2014		1,305		1,165
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,5]		1,250		1,233
Concentra Operating Corp. 9.50% 2010		500		522
Concentra Operating Corp. 9.125% 2012		675		705
Neiman Marcus Group, Inc. 9.00% 2015[4]		1,150		1,228
Royal Bank of Scotland Group PLC 5.00% 2014		5		5
Royal Bank of Scotland Group PLC 5.512% noncumulative trust preferred (undated)[3]		1,250		1,216
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011		100		103
Transcontinental Gas Pipe Line Corp. 6.40% 2016[5]		75		75
Transcontinental Gas Pipe Line Corp. 7.25% 2026		575		589
Williams Companies, Inc. 8.75% 2032		390		429
American Media Operations, Inc., Series B, 10.25% 2009		905		846
American Media Operations, Inc. 8.875% 2011		380		335
Stater Bros. Holdings Inc. 8.125% 2012	$	US1,160	$	US1,172
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98% 2031[2,5]		1,000		1,122
Rural Cellular Corp. 9.75% 2010		750		758
Rural Cellular Corp. 11.239% 2012[3]		350		363
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[5]		750		779
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[5,7]		575		340
Hughes Network Systems, LLC and HNS Finance Corp. 9.50% 2014[5]		1,075		1,113
Drummond Co., Inc. 7.375% 2016[5]		1,175		1,110
Columbia/HCA Healthcare Corp. 7.00% 2007		600		606
HCA Inc. 5.50% 2009		500		502
Cablevision Systems Corp., Series B, 8.00% 2012		1,070		1,089
Korea First Bank 7.267% 2034[3,5]		1,000		1,078
Celestica Inc. 7.875% 2011		725		732
Celestica Inc. 7.625% 2013		345		344
Comcast Cable Communications, Inc. 6.75% 2011		1,020		1,073
Peru (Republic of) 7.35% 2025		1,000		1,071
UAL Corp., Term Loan B, 9.08% 2012[2,3]		747		753
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[2]		307		307
EOP Operating LP 7.00% 2011		1,000		1,060
Young Broadcasting Inc. 10.00% 2011		1,120		1,051
Kraft Foods Inc. 6.25% 2012		1,000		1,041
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037[2]		1,042		1,037
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013		995		1,035
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012		1,015		1,033
AMC Entertainment Inc. 9.875% 2012		1,000		1,032
Vitamin Shoppe Industries, Inc. 12.905% 2012[3,5]		1,000		1,032
DRS Technologies, Inc. 6.875% 2013		700		695
DRS Technologies, Inc. 6.625% 2016		225		222
DRS Technologies, Inc. 7.625% 2018		100		102
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014		1,100		1,017
BNSF Funding Trust I 6.613% 2055[3]		1,000		1,008
AEP Industries Inc. 7.875% 2013		1,000		1,005
Federal Agricultural Mortgage Corp. 4.25% 2008		1,000		986
May Department Stores Co. 5.75% 2014		1,000		986
Newfield Exploration Co. 6.625% 2016		1,000		977
Aztar Corp. 7.875% 2014		900		974
Mohegan Tribal Gaming Authority 6.375% 2009		970		968
Dollarama Group LP and Dollarama Corp. 8.875% 2012		940		964
HealthSouth Corp. 10.75% 2016[5]		925		949
SUPERVALUE INC., Term Loan B, 7.188% 2012[2,3]		250		250
Albertson's, Inc. 7.45% 2029		750		698
Liberty Media Corp. 7.875% 2009		660		694
Liberty Media Corp. 8.25% 2030		250		251
Developers Diversified Realty Corp. 5.375% 2012		950		941
K. Hovnanian Enterprises, Inc. 6.00% 2010		1,000		936
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 5.966% 2035[2,3]		926		928
William Lyon Homes, Inc. 10.75% 2013		1,000		925
NRG Energy, Inc. 7.25% 2014		925		920
SunGard Data Systems Inc. 9.125% 2013		880		915
CanWest Media Inc., Series B, 8.00% 2012		916		910
Tenneco Automotive Inc. 8.625% 2014		910		903
Twin Reefs Asset Trust (XLFA), Series B, 6.33% (undated)[3,5]		900		902
Pathmark Stores, Inc. 8.75% 2012		895		870
CVS Corp. 6.117% 2013[2,5]		852		862
WDAC Subsidiary Corp. 8.375% 2014[5]		850		859
Technical Olympic USA, Inc. 9.00% 2010		325		311
Technical Olympic USA, Inc. 10.375% 2012		625		544
United Rentals (North America), Inc. 7.75% 2013		860		851
Mediacom Broadband Corp. 8.50% 2015[5]		850		849
Molson Coors Capital Finance ULC 4.85% 2010		850		836
AMH Holdings, Inc. 0%/11.25% 2014[7]		1,500		833
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014		885		830
Iraq (Republic of) 5.80% 2028[2,5]		1,250		825
Georgia Gulf Corp. 9.50% 2014[5]		550		548
Georgia Gulf Corp. 10.75% 2016[5]		275		271
CCMG Acquisition Corp. 10.50% 2016[5]		725		801
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012		750		792
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030[2]		778		789
Fisher Communications, Inc. 8.625% 2014		750		782
NTL Cable PLC 8.75% 2014		750		782
Standard Aero Holdings, Inc. 8.25% 2014		805		781
Serena Software, Inc. 10.375% 2016		734		773
Sabre Holdings Corp. 6.35% 2016		775		771
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034[2]		766		762
Plastipak Holdings, Inc. 8.50% 2015[5]		750		761
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014		780		761
Elizabeth Arden, Inc. 7.75% 2014		770		758
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2,5]		750		746
International Lease Finance Corp. 4.75% 2009		750		740
MGM MIRAGE 6.00% 2009		350		347
MGM MIRAGE 6.75% 2013		290		286
MGM MIRAGE 6.625% 2015		100		97
Burlington Coat Factory Warehouse Corp. 11.25% 2014[5]		750		728
Linens 'n Things, Inc. 11.132% 2014[3,5]		750		728
Weyerhaeuser Co. 7.375% 2032		700		727
XM Satellite Radio Holdings Inc. 9.75% 2014[5]		750		724
Gold Kist Inc. 10.25% 2014		626		723
E*TRADE Financial Corp. 7.875% 2015		680		719
Electronic Data Systems Corp., Series B, 6.50% 2013[3]		480		488
Electronic Data Systems Corp. 7.45% 2029		200		220
Owens-Illinois, Inc. 7.35% 2008		525		532
Owens-Brockway Glass Container Inc. 7.75% 2011		160		165
Earle M. Jorgensen Co. 9.75% 2012		650		696
Reader's Digest Assn., Inc. 6.50% 2011		725		692
K&F Industries, Inc. 7.75% 2014		680		685
Riddell Bell Holdings Inc. 8.375% 2012		690		680
Hawaiian Telcom Communications, Inc. 9.75% 2013		560		578
Hawaiian Telcom Communications, Inc. 10.789% 2013[3]		90		92
Graphic Packaging International, Inc. 8.50% 2011		650		668
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015		606		664
Nortel Networks Ltd. 10.125% 2013[5]		625		663
Sensata Technologies BV 8.00% 2014[5]		670		655
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,5]		625		650
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008		650		639
Buffets, Inc. 11.25% 2010		600		638
Grupo Posadas, SA de CV 8.75% 2011		600		630
Argo-Tech Corp. 9.25% 2011		600		627
Foundation PA Coal Co. 7.25% 2014		625		611
Wells Fargo & Co. 3.50% 2008		625		610
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,3]		625		610
Cox Communications, Inc. 4.625% 2010		625		608
Jefferson Smurfit Corp. (U.S.) 8.25% 2012		425		409
Stone Container Corp. 8.375% 2012		205		198
Sealy Mattress Co. 8.25% 2014		580		595
Accuride Corp. 8.50% 2015		625		584
Carnival Corp. 6.15% 2008		565		571
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014		575		565
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012		544		563
WCI Communities, Inc. 9.125% 2012		625		563
Kimco Realty Corp., Series C, 5.783% 2016		550		556
Team Finance LLC and Health Finance Corp. 11.25% 2013		530		546
Williams Scotsman, Inc. 8.50% 2015		525		539
UCAR Finance Inc. 10.25% 2012		510		538
DaimlerChrysler North America Holding Corp. 4.75% 2008		530		525
Nalco Co. 8.875% 2013		500		524
MetroPCS, Inc., Second Lien Loan, 12.938% 2007[2,3]		500		523
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031[2]		521		521
Tyson Foods, Inc. 6.85% 2016[3]		500		516
Host Marriott, LP, Series K, 7.125% 2013		500		509
Targa Resources, Inc. and Targa Resources Finance Corp. 8.50% 2013[5]		500		501
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006		500		500
Playtex Products, Inc. 9.375% 2011		475		499
Dole Food Co., Inc. 7.25% 2010		125		117
Dole Food Co., Inc. 8.875% 2011		395		380
Rite Aid Corp. 6.125% 2008[5]		500		492
FMG Finance Pty Ltd. 10.625% 2016[5]		500		483
International Coal Group, Inc. 10.25% 2014[5]		500		478
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2,5]		460		470
Encore Acquisition Co. 6.00% 2015		500		460
Ashtead Group PLC 8.625% 2015[5]		415		423
Regal Cinemas Corp., Series B, 9.375% 2012[8]		400		422
Gaylord Entertainment Co. 8.00% 2013		400		409
Stoneridge, Inc. 11.50% 2012		400		389
Iron Mountain Inc. 7.75% 2015		380		382
Accellent Inc. 10.50% 2013		365		381
Select Medical Corp. 7.625% 2015		450		381
Boyd Gaming Corp. 7.75% 2012		360		371
Radio One, Inc. 6.375% 2013		400		366
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.64% 2035[2,3]		348		348
Equistar Chemicals, LP 10.125% 2008		325		346
Mobile Storage Group, Inc. 9.75% 2014[5]		325		335
Rockwood Specialties Group, Inc. 7.50% 2014		325		322
Electricidad de Caracas Finance BV 10.25% 2014[5]		270		284
Quebecor Media Inc. 7.75% 2016		275		277
JSG Funding PLC 9.625% 2012		250		265
Georgia-Pacific Corp., Second Lien Term Loan C, 8.39% 2013[2,3]		250		253
Schering-Plough Corp. 5.55% 2013[3]		250		251
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015		225		241
MedCath Holdings Corp. 9.875% 2012		210		225
Lazard Group LLC 7.125% 2015		210		219
Teekay Shipping Corp. 8.875% 2011		200		212
Delphi Corp. 6.50% 2013[9]		240		205
ACIH, Inc. 0%/11.50% 2012[5,7]		300		201
Ukraine Government 11.00% 2007[2]		164		168
Payless ShoeSource, Inc. 8.25% 2013		150		153
Carmike Cinemas, Inc., Term Loan B, 8.64% 2012[2,3]		150		152
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.526% 2027[2,3,5]		113		114
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032[2]		100		101
PETCO Animal Supplies, Inc. 10.75% 2011		75		80
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,5]		79		79
				1,189,332

Total bonds & notes (cost: $3,095,887,000)				3,177,349

				Market value
Warrants — 0.00%		Shares		(000)

U.S. DOLLARS — 0.00%
GT Group Telecom Inc., warrants, expire 2010[5,10]		1,000	$	US0

Total warrants (cost: $52,000)				0

Preferred securities — 2.51%

EUROS — 1.28%
Allied Irish Banks, PLC 4.781%[3]		6,560,000		7,955
Allied Irish Banks, PLC 7.50% perpetual reserve capital instruments[3]		3,000,000		4,301
BNP Paribas 5.868%[3]		6,750,000		9,259
BNP Paribas 6.342%[3]		500,000		696
HVB Funding Trust VIII 7.055%[3]		4,360,000		6,221
HSBC Capital Funding LP 8.03% noncumulative preferred[3]		3,000,000		4,502
SG Capital Trust III 5.419% noncumulative trust preferred[3]		2,000,000		2,687
SG Capital Trust I 7.875% noncumulative trust preferred[3]		1,000,000		1,417
Bank of Ireland UK Holdings PLC 7.40%[3]		2,000,000		2,861
MUFG Capital Finance 2 Ltd. 4.85% noncumulative preferred[3]		2,000,000		2,494
Deutsche Bank Capital Funding Trust IV, noncumulative trust preferred, Class B, 5.33%[3]		1,000,000		1,328
				43,721

U.S. DOLLARS — 1.10%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[3]		10,233,000		10,302
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[3,5]		8,800,000		9,547
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[3,5]		8,280,000		8,285
RBS Capital Trust I 4.709% noncumulative trust preferred[3]		4,555,000		4,271
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[3,5]		2,000,000		1,921
BNP Paribas 5.186% noncumulative[3,5]		300,000		285
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[3,5]		1,500,000		1,536
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred[3,5]		1,000,000		1,474
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[3,5]		200,000		211
				37,832

BRITISH POUNDS — 0.13%
Barclays Bank PLC 6.875%[3]		1,100,000		2,251
Governor and Co. of the Bank of Ireland 6.25%[3]		1,000,000		2,013
				4,264

Total preferred securities (cost: $85,294,000)				85,817

Common stocks — 0.00%

U.S. DOLLAR — 0.00%
Delta Air Lines, Inc.[10]		34,503		47

Total common stocks (cost: $204,000)				47

		Principal amount		Market value
Short-term securities — 3.75%		(000)		(000)

UBS Finance (Delaware) LLC 5.34% due 10/2/2006	$	US26,100		$26,089
CBA (Delaware) Finance Inc. 5.24% due 10/11/2006		20,000		19,968
Amsterdam Funding Corp. 5.26% due 10/5/2006[5]		18,600		18,586
Dexia Delaware LLC 5.23% due 10/3/2006		15,300		15,293
American Honda Finance Corp. 5.22%-5.25% due 10/4-10/18/2006		15,000		14,977
Danske Corp. 5.26% due 10/27/2006[5,6]		15,000		14,943
Bank of Ireland 5.26% due 10/23/2006[5]		10,000		9,966
Old Line Funding LLC 5.25% due 10/12/2006[5]		8,700		8,685

Total short-term securities (cost: $128,505,000)				128,507

Total investment securities (cost: $3,309,942,000)				3,391,720
Other assets less liabilities				34,582

Net assets				$3,426,302

1Index-linked bond whose principal amount moves with a government retail price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.
4Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
5Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $273,189,000, which represented 7.97% of the net assets of the fund.
6This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
7Step bond; coupon rate will increase at a later date.
8Valued under fair value procedures adopted by authority of the board of directors.
9Scheduled interest and/or principal payment was not received.
10Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-931-1106-S6829

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Board of Directors and Shareholders of
Capital World Bond Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc. (the “Fund”) as of September 30, 2006, and for the year then ended and have issued our report thereon dated November 8, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

November 8, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: December 8, 2006

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and Principal Financial Officer

Date: December 8, 2006